                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                         Salant Corporation
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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     5) Total fee paid:
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/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
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     4) Date Filed:
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
                               SALANT CORPORATION
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 14, 1996

                              -------------------

To the Stockholders of Salant Corporation:

    The Annual Meeting of Stockholders of Salant Corporation ("Salant") will be held at the offices of Salant, 36th Floor, 1114 Avenue of the Americas, New York, New York on Tuesday, May 14, 1996, at 10:00 a.m., New York City time, for the following purposes:

        (1) Electing four directors for terms ending at the 1999 Annual Meeting of Stockholders;

        (2) Approving a stock plan for 600,000 shares of Salant Common Stock;

        (3) Ratifying the appointment of Deloitte & Touche LLP as independent auditors for Salant for the fiscal year ending December 28, 1996; and

        (4) Transacting such other business as may properly come before the Annual Meeting or any adjournments thereof.

    The close of business on March 26, 1996 has been fixed as the record date for the determination of the stockholders entitled to vote at the Annual Meeting and any adjournments thereof.

    Stockholders, whether or not they expect to attend the Annual Meeting personally, are requested to complete, date, sign and return the enclosed proxy in the accompanying envelope, which requires no postage. Stockholders may revoke their proxy at any time before it is voted by filing with the Secretary of Salant a written revocation or a proxy bearing a later date, or by attending and voting at the Annual Meeting.

                                          By Order of the Board of Directors,

                                                        [LOGO]

                                          TODD KAHN
                                          SECRETARY

New York, New York
March 29, 1996

                               SALANT CORPORATION
                          1114 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10036

                              -------------------

                                PROXY STATEMENT
                                 MARCH 29, 1996

                              -------------------

                              GENERAL INFORMATION

    This Proxy Statement is furnished to holders of common stock, par value $1.00 per share (the "Common Stock"), of Salant Corporation (the "Company" or "Salant") in connection with the solicitation of proxies by the Company to be voted at the Annual Meeting of Stockholders to be held on Tuesday, May 14, 1996 (the "Annual Meeting"), or any adjournments thereof. The cost of this solicitation will be borne by the Company. In addition to solicitation of proxies by mail, some of the officers, directors, and/or regular employees of the Company, none of whom will receive additional compensation therefor, may solicit proxies by telephone, telegraph, facsimile or in person. Proxies may also be solicited by Chemical Bank at a cost of approximately $3,200 plus out-of-pocket expenses. The Company will, upon request, reimburse banks and brokers for their reasonable out-of-pocket expenses incurred in forwarding proxy material to their principals. The Company's principal executive offices are located at 1114 Avenue of the Americas, New York, New York 10036, and its telephone number is (212) 221-7500. The mailing of this Proxy Statement to stockholders of the Company will commence on or about March 29, 1996.

    Each share of Common Stock is entitled to one vote on all matters to be voted upon at the Annual Meeting. The presence in person or by proxy of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting constitutes a quorum for the transaction of business. On matters brought before the Annual Meeting as to which a choice has been specified by stockholders on the proxy, the shares will be voted accordingly. If no choice is so specified, the shares will be voted (i) FOR the election of the four nominees for directors listed in this Proxy Statement, (ii) FOR the approval of the Salant Corporation 1996 Stock Plan (the "1996 Stock Plan"), authorizing the issuance of stock options, stock appreciation rights and restricted stock for up to 600,000 shares of Common Stock, and (iii) FOR the ratification of the appointment of Deloitte & Touche LLP as independent auditors for the Company for its fiscal year ending December 28, 1996. Other business, if any, brought before the Annual Meeting shall be voted FOR or AGAINST by the persons designated to vote the proxies as they, in their discretion, determine.

    Stockholders giving a proxy may revoke it by notice in writing delivered to the Secretary of the Company or by delivering a later dated proxy to the Secretary of the Company, in either case, at any time before it is exercised. Execution of a proxy will not in any way affect a stockholder's right to attend the Annual Meeting and vote in person. Stockholders who wish to vote in person at the Annual Meeting despite execution of a proxy should contact the Secretary of the Company.

    Only stockholders of record on March 26, 1996 are entitled to vote at the Annual Meeting. At that date, Salant had outstanding and entitled to vote 14,925,314 shares of Common Stock held by 1,181 stockholders of record. For information regarding the current ownership of Common Stock by the Company's principal stockholders and management, see "Security Ownership of Principal Stockholders" and "Security Ownership of Management" herein.

    A copy of the Annual Report to Stockholders for the fiscal year ended December 30, 1995 (the "1995 fiscal year"), accompanies this Proxy Statement.

                       PROPOSAL 1--ELECTION OF DIRECTORS

    Prior to March 22, 1996, Salant's Board of Directors consisted of nine members, divided into three classes, each class consisting of three members. On March 22, 1996, the Board determined to increase its membership from nine to ten members by adding a director to the third class. The term of office for the first class ("Class One") will expire at the 1997 Annual Meeting; the term of the second class ("Class Two") will expire at the 1998 Annual Meeting; and the term of the third class ("Class Three") will expire at the 1999 Annual Meeting.

    The names, principal occupations (currently and for at least the preceding five years) and other information concerning nominees proposed for election to the Board of Directors and continuing directors are presented below. All of the nominees for the office of director, other than Mr. Falk, are currently directors of Salant and each has served continuously since the year indicated. Proxies will be voted for all such nominees, unless marked to the contrary.

    Pursuant to the Company's Plan of Reorganization (the "Plan of Reorganization"), which was consummated on September 20, 1993 (the "Consummation Date"), the Company entered into an agreement (the "Apollo Agreement") with Apollo Apparel Partners, L.P. ("Apollo Apparel"), which, as a result of the consummation of the Plan of Reorganization, is the largest stockholder of the Company. Under the Apollo Agreement, Salant must use its best efforts to cause the Board of Directors to consist of nine members. In addition, if Salant nominates an Apollo Apparel designee for election at the 1994 and 1995 Annual Meetings to serve in Classes One and Two, Apollo Apparel will vote in favor of all Salant's nominees for such classes at each such Annual Meeting. The Apollo Agreement does not address election of directors for this Annual Meeting. For a summary of certain terms of the Apollo Agreement and a related registration rights agreement, see "Certain Relationships and Related Transactions" herein.

    Salant believes that each nominee will serve as a director, but should any such nominee be unable to serve as a director or withdraws from nomination, proxies will be voted for the election of such substitute nominee as the Board of Directors may propose.

NOMINEES FOR TERMS ENDING AT THE 1999 ANNUAL MEETING OF STOCKHOLDERS

    Robert H. Falk, age 57, has been a principal since April 1992 of Apollo Advisors, L.P., which, together with an affiliate, serves as managing general partner of Apollo Investment Fund, L.P., AIF II, L.P. and Apollo Investment Fund III, L.P., private securities investments funds. AIF II, L.P. is the general partner of Apollo Apparel, the largest stockholder of Salant. For more than five years prior to 1992, Mr. Falk was a partner in the law firm of Skadden Arps, Slate, Meagher & Flom. Mr. Falk is a director of Converse, Inc., a manufacturer of athletic and leisure footwear; Culligan Water Technologies, Inc., a manufacturer of water purification and treatment products; and Samsonite Corporation, a luggage manufacturer.

    Ann Dibble Jordan, age 61, has been an independent consultant for the last five years. Ms. Dibble Jordan is a director of Johnson & Johnson Corporation, a manufacturer and marketer of consumer healthcare products; The Travelers Corporation, a financial services and insurance firm; The Hechinger Company, a retailer of home improvement products; and Automatic Data Processing, Inc., a computer services company. Ms. Dibble Jordan has served as a director of the Company since September 1993.

    Robert Katz, age 29, has been associated since 1990 with and is an officer of Apollo Advisors, L.P., which, together with an affiliate, serves as managing general partner of Apollo Investment Fund, L.P., AIF II, L.P. and Apollo Investment Fund III, L.P., private securities investment funds. AIF II, L.P. is the general partner of Apollo Apparel, the largest stockholder of Salant. During 1990, Mr. Katz was an associate with Smith Barney, Harris Upham & Co. and, prior thereto, he was an associate with Drexel Burnham Lambert Incorporated. Mr. Katz is a director of Aris Industries, Inc., an apparel manufacturer. Mr. Katz has served as a director of the Company since August 1995, when he filled the Board vacancy created as a result of the death of Stanley R. Klion.

    John  S.  Rodgers, age  66,  is an  independent  consultant to  Salant. From
September 1993 until July 1995, Mr. Rodgers was Executive Vice President, Secretary and Senior Counsel of Salant. Prior to that time,

Mr. Rodgers had been Chairman of the Board of Directors of the Company since March 1991 and previously Vice Chairman of the Board since September 1988. Prior to June 1993, Mr. Rodgers had been General Counsel for more than the previous five years and prior to August 1995 he had been Secretary for more than the previous five years. Mr. Rodgers has served as a director of the Company since 1973.

CONTINUING DIRECTORS

    Craig M. Cogut, age 42, is the principal of Pegasus Financial, L.L.C., an investment firm. Mr. Cogut was one of the founding principals of Apollo Advisors, L.P., which, together with an affiliate, acts as managing general partner of Apollo Investment Fund, L.P. and AIF II, L.P., private securities investment funds. AIF II, L.P. is the general partner of Apollo Apparel, the largest stockholder of Salant. Mr. Cogut is a director of Envirotest Systems Corp., an emission testing firm; and Gillett Holdings, Inc., an operator of television stations. Mr. Cogut has served as a director of the Company since September 1993.

    Nicholas P. DiPaolo, age 54, has been Chairman of the Board of Directors, President and Chief Executive Officer of Salant since September 20, 1993. He had been President and Chief Operating Officer since September 1988 and President and Chief Operating Officer of Manhattan Industries, Inc. ("Manhattan") (acquired by Salant in 1988) from June 1986 to September 1988. Mr. DiPaolo has served as a director of the Company since 1989.

    Harold Leppo, age 59, has been an independent retail consultant for more than the past five years. Mr. Leppo is a director of Bradlees Inc., an operator of discount stores; Filene's Basement, an operator of retail clothing stores; Napier Co., a jewelry manufacturer; and Royce Hosiery Mills, Inc., a hosiery manufacturer. Mr. Leppo has served as a director of the Company since September 1993.

    Bruce F. Roberts, age 72, has been Executive Director of the Textile Distributors Association, a trade association, since September 1990. Between June 1986 and September 1990, Mr. Roberts was Senior Vice President-Corporate Relations at Spring Industries, a textile manufacturer. Mr. Roberts has served as a director of the Company since September 1993.

    Marvin Schiller, age 62, was Managing Director of A. T. Kearney, Inc., a management consulting firm, since May 1983 until his retirement as of January 1995. Dr. Schiller is a director of Alpine Lace Brands, Inc., a manufacturer of low fat cheese; LePercq-Istel Fund, Inc., a mutual fund; and Strategic Agricultural Management Corp., a software developer and marketer. Dr. Schiller has served as a director of the Company since 1983.

    Edward M. Yorke, age 37, has been an officer since 1992 of Apollo Advisors, L.P., which, together with an affiliate, serves as managing general partner of Apollo Investment Fund, L.P., AIF II, L.P. and Apollo Investment Fund III, L.P., private securities investment funds. AIF II, L.P. is the general partner of Apollo Apparel, the largest stockholder of Salant. From 1990 to 1992, Mr. Yorke was a vice president in the high yield capital markets group of BT Securities Corp. Prior to 1990, Mr. Yorke was a member of the mergers and acquisitions group of Drexel Burnham Lambert Incorporated. Mr. Yorke is a director of Aris Industries, Inc., an apparel manufacturer; Big Flower Press, Inc., a commercial printer; and Telemundo Group, Inc., an operator of television stations. Mr. Yorke has served as a director of the Company since September 1993.

OTHER INFORMATION REGARDING THE DIRECTORS

    During the 1995 fiscal year, there were seven meetings of the Board of Directors. Directors who are not employees of Salant are paid an annual retainer of $13,000 and an additional fee of $600 for attendance at each meeting of the Board or of a committee of the Board (other than the Executive Committee) as well as $5,000 per year for service on the Executive Committee, $3,000 per year for service on the Audit Committee, $2,000 per year for service on the Compensation Committee, $2,000 per year for service on the Qualified Plan Committee and $1,000 per year for service on the Nominating Committee. In addition, the Chairman of each Committee is paid an annual fee of $1,000. During the 1995 fiscal year, none of the directors attended fewer than 75 percent of the aggregate number of meetings held by (i) the Board during the period that he or she served as a director and (ii) the Committees of which he or she was a member during the period that he or she served on these Committees.

    The Board has established five standing committees to assist it in the discharge of its responsibilities.

    The Executive Committee met two times during the 1995 fiscal year. The members of the Committee are Messrs. Cogut, DiPaolo and Schiller. The Committee, to the extent permitted by law, may exercise all the power of the Board during intervals between meetings of the Board.

    The Audit Committee met two times during the 1995 fiscal year. The members of the Committee until August 15, 1995 were Messrs. Leppo, Roberts and Yorke. Mr. Katz replaced Mr. Yorke as a member of the Committee upon joining the Board on August 15, 1995. The Committee meets independently with the Director of the Internal Audit Department, representatives of Salant's independent auditors and the Company's Chief Financial Officer and reviews the general scope of the audit, the annual financial statements of the Company and the related audit report, the fees charged by the independent auditors and matters relating to internal control systems. The Committee is responsible for reviewing and monitoring the performance of non-audit services by Salant's independent auditors and for recommending the selection of Salant's independent auditors to the Board.

    The Compensation and Stock Plan Committees met four times during the 1995 fiscal year. The members of the Committees are Messrs. Leppo, Schiller and Yorke. The Committees are responsible for reviewing and recommending to the Board compensation for officers and certain other management employees and for administering and granting awards under the stock plans.

    The Nominating Committee met two times during the 1995 fiscal year. The members of the Committee are Ms. Dibble Jordan and Messrs. Cogut and Roberts. The Committee is responsible for proposing nominees for director for election by the stockholders at each Annual Meeting and proposing candidates to fill any vacancies on the Board. The Committee has not determined whether it will consider candidates proposed by stockholders for membership on the Board.

    The Qualified Plan Committee met two times during the 1995 fiscal year. The members of the Committee are Ms. Dibble Jordan and Messrs. Roberts and Rodgers. The Committee is responsible for overseeing the administration of the Company's pension and savings plans.

                               EXECUTIVE OFFICERS

    The following table sets forth certain information with respect to the executive officers of Salant:

                                                                                                            OFFICER OF
            NAME                   AGE                        POSITIONS AND OFFICES                        SALANT SINCE
- -----------------------------  -----------  ----------------------------------------------------------  ------------------
Nicholas P. DiPaolo..........          54   Chairman of the Board, President and Chief Executive            September 1988
                                              Officer
Michael A. Lubin.............          46   Executive Vice President and Chief Operating Officer              October 1995
Herbert R. Aronson...........          74   Executive Vice President                                          October 1990
Elliot M. Lavigne............          43   Executive Vice President, Marketing; Chairman of the Perry        January 1994
                                              Ellis Division
Richard P. Randall...........          58   Senior Vice President and Chief Financial Officer                December 1990
Todd Kahn....................          32   Vice President, General Counsel and Secretary                        June 1993

    Each of the executive officers of Salant was elected at a meeting of the Board of Directors and will serve until the next Annual Meeting of the Board or until his successor has been duly elected and qualified.

    Mr. Lubin was elected Executive Vice President and Chief Operating Officer on October 30, 1995. Mr. Lubin is a partner of Lubin, Delano & Co. ("Lubin Delano"), an investment banking and consulting firm for more than the last five years. Lubin Delano is a consultant to Salant. Mr. Lubin is Chairman of the Board of Lexington Precision Corporation.

    Mr. Aronson was elected Executive Vice President of Salant on October 3, 1990. He had been President of the Manhattan Menswear Group, a division of Salant, from May 1988 to October 1990. Previously, he was Chairman of the Manhattan Accessories Division of Manhattan from 1970 to 1988.

    Mr. Lavigne was elected Executive Vice President, Marketing of Salant and Chairman of the Perry Ellis Division on January 3, 1994. He had been President of the Perry Ellis Division from June 1987 to January 1994 and an independent consultant to the Perry Ellis Division from June 1984 until June 1987.

    Mr. Randall was elected Senior Vice President, Treasurer and Chief Financial Officer of Salant on December 30, 1990. On September 20, 1994, Mr. Randall voluntarily relinquished the position of Treasurer, and the Company promoted William R. Bennett from Assistant Treasurer to Treasurer. From June 1988 to November 1990, when he joined the Company, Mr. Randall had been an independent consultant.

    Mr. Kahn was elected Vice President and General Counsel on June 1, 1993, Assistant Secretary on September 22, 1993 and Secretary on August 15, 1995. He had been an attorney with the law firm of Fried, Frank, Harris, Shriver & Jacobson, outside counsel to the Company, since September 1988.

    For a summary of the business experience for the past five years of Mr. DiPaolo, see "Election of Directors" herein.

                  SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS

    The following table sets forth certain information as of March 15, 1996 with respect to each person who is known to Salant to be the "beneficial owner" (as defined in regulations of the Securities and Exchange Commission) of more than 5% of the outstanding shares of Common Stock.

                    BENEFICIAL OWNERS OF MORE THAN 5% OF THE
                   OUTSTANDING SHARES OF SALANT COMMON STOCK

                                NAME AND ADDRESS                                  AMOUNT AND NATURE OF  PERCENT OF
                              OF BENEFICIAL OWNER                                 BENEFICIAL OWNERSHIP     CLASS
- --------------------------------------------------------------------------------  --------------------  -----------
Apollo Apparel Partners, L.P....................................................         5,924,352           40.4%(a)
  c/o Apollo Advisors, L.P.
  Two Manhattanville Road
  Purchase, New York 10577

John S. Rodgers.................................................................           804,566(b)         5.4%(c)
  1114 Avenue of the Americas
  New York, New York 10036

- ------------------------

(a) This percentage is calculated on the basis of 14,668,010 shares outstanding as of March 15, 1996, excluding those shares held by or for the account of Salant.

(b) This amount includes 466,780 shares held directly by Mr. Rodgers, 2,265 shares held through the Company's Long Term Savings and Investment Plan, 5,923 shares held by the Margaret S. Vickery Trust, of which Mr. Rodgers is a co-trustee, 325,570 shares issuable upon the exercise of Salant B Warrants held directly by Mr. Rodgers and 4,028 shares issuable upon the exercise of Salant B Warrants held by the Margaret S. Vickery Trust. As to the shares held by the Margaret S. Vickery Trust, Mr. Rodgers shares voting and investment power with a co-trustee, and, as to the Salant B Warrants held by the Trust, Mr. Rodgers shares investment power with a co-trustee. He disclaims beneficial ownership with respect to the shares and the Salant B Warrants held by the Trust.

(c) This percentage is calculated on the basis of 14,668,010 shares outstanding as of March 15, 1996 (excluding those shares held by or for the account of Salant) plus 329,598 shares issuable upon the exercise of Salant B Warrants.

                        SECURITY OWNERSHIP OF MANAGEMENT

    The following table sets forth certain information as of March 15, 1996 with respect to the beneficial ownership of Common Stock by each of the directors and nominees of Salant, the Chief Executive Officer and each of the four most highly compensated other executive officers of Salant (the "Named Executive Officers") and all directors and executive officers of Salant as a group.

                 BENEFICIAL OWNERSHIP OF SALANT COMMON STOCK BY
                   DIRECTORS AND EXECUTIVE OFFICERS OF SALANT

                                                                                 AMOUNT AND NATURE OF
                                                                                      BENEFICIAL        PERCENT OF
NAME OF BENEFICIAL OWNER                                                             OWNERSHIP(A)        CLASS(B)
- ------------------------------------------------------------------------------  ----------------------  -----------
Herbert R. Aronson............................................................             83,333(c)         *
Craig M. Cogut................................................................              1,600(d)         *
Nicholas P. DiPaolo...........................................................            425,565(e)          2.8%
Robert H. Falk................................................................          5,924,352(f)         40.4%
Ann Dibble Jordan.............................................................              1,600(d)         *
Todd Kahn.....................................................................             22,332(g)         *
Robert Katz...................................................................          5,925,352(h)         40.4%
Elliot M. Lavigne.............................................................            101,295(i)         *
Harold Leppo..................................................................              1,600(d)         *
Richard P. Randall............................................................            122,070(j)         *
Bruce F. Roberts..............................................................              6,096(k)         *
John S. Rodgers...............................................................            804,566(l)          5.4%
Marvin Schiller...............................................................             16,514(m)         *
Edward M. Yorke...............................................................          5,925,952(n)         40.4%
All directors and executive officers as a group (15 persons)..................          7,770,673(o)         49.1%

- ------------------------

*   Represents less than one percent.

(a) For purposes of this table, a person or group of persons is deemed to have "beneficial ownership" of any shares of Common Stock which such person has the right to acquire within 60 days following March 15, 1996.

(b) As of March 15, 1996, there were 14,668,010 shares outstanding, excluding those shares held by or for the account of Salant. For purposes of computing the percentage of outstanding shares of Common Stock held by each person or group of persons named above, any security which such person or persons has the right to acquire within 60 days following March 15, 1996 is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(c) This amount includes 20,000 shares held directly and 63,333 shares issuable upon the exercise of stock options.

(d) This amount includes 1,600 shares issuable upon the exercise of stock options.

(e) This amount includes 41,148 shares held directly (including 2,800 shares held by members of Mr. DiPaolo's immediate family), 1,017 shares held through the Company's Long Term Savings and Investment Plan (the "Savings Plan"), 3,400 shares issuable upon the exercise of Salant B Warrants and 380,000 shares issuable upon the exercise of stock options.

(f) This amount includes 5,924,352 shares beneficially owned by Apollo Apparel Partners, L.P. The general partner of Apollo Apparel Partners, L.P. is AIF II, L.P., the managing general partner of which is Apollo Advisors, L.P. Mr. Falk is a principal of Apollo Advisors, L.P. He disclaims beneficial ownership of any shares of Common Stock held by Apollo Apparel Partners, L.P. This amount does not include a stock option for 1,000 shares which, pursuant to the Company's 1993 option plan, will be granted on, and become exercisable from, the date of Mr. Falk's election as a director.

(g) This amount includes 4,000 shares held directly and 18,332 shares issuable upon the exercise of stock options.

(h) This amount includes 5,924,352 shares beneficially owned by Apollo Apparel Partners, L.P. and 1,000 shares issuable upon the exercise of stock options. The general partner of Apollo Apparel Partners, L.P. is AIF II, L.P., the managing general partner of which is Apollo Advisors, L.P. Mr. Katz is an officer with Apollo Advisors, L.P. He disclaims beneficial ownership of any shares of Common Stock held by Apollo Apparel Partners, L.P.

(i) This amount includes 1,129 shares held through the Savings Plan and 100,166 shares issuable upon the exercise of stock options.

(j) This amount includes 2,000 shares held directly, 71 shares held through the Savings Plan and 119,999 shares issuable upon the exercise of stock options.

(k) This amount includes 3,000 shares held directly, 1,496 shares issuable upon the exercise of Salant B Warrants and 1,600 shares issuable upon the exercise of stock options.

(l) This amount includes 466,780 shares held directly by Mr. Rodgers, 2,265 shares held through the Savings Plan, 5,923 shares held by the Margaret S. Vickery Trust, of which Mr. Rodgers is a co-trustee, 325,570 shares issuable upon the exercise of Salant B Warrants held directly by Mr. Rodgers and 4,028 shares issuable upon the exercise of Salant B Warrants held by the Margaret S. Vickery Trust. As to the shares held by the Margaret S. Vickery Trust, Mr. Rodgers shares voting and investment power with a co-trustee, and, as to the Salant B Warrants held by the Trust, Mr. Rodgers shares investment power with a co-trustee. He disclaims beneficial ownership with respect to the shares and the Salant B Warrants held by the Trust.

(m) This amount includes 11,234 shares held directly, 680 shares issuable upon the exercise of Salant B Warrants and 4,600 shares issuable upon the exercise of stock options.

(n) This amount includes 5,924,352 shares beneficially owned by Apollo Apparel Partners, L.P. and 1,600 shares issuable upon the exercise of stock options. The general partner of Apollo Apparel Partners, L.P. is AIF II, L.P., the managing partner of which is Apollo Advisors, L.P. Mr. Yorke is an officer of Apollo Advisors, L.P. He disclaims beneficial ownership of any shares of Common Stock held by Apollo Apparel Partners, L.P.

(o) The 7,770,673 shares held by all directors and executive officers of Salant as a group counts the 5,924,352 shares held by Apollo Apparel Partners, L.P. (discussed in notes (f), (h) and (n) above) once. Such shares include (i) 6,619,993 shares held directly by, or attributable to, directors and executive officers, (ii) 4,482 shares held through the Savings Plan by executive officers, (iii) 388,071 shares issuable upon the exercise of Salant B Warrants held by, or attributable to, directors and executive officers and (iv) 758,127 shares issuable upon the exercise of stock options held by all directors and executive officers that are exercisable on, or may become exercisable within sixty days of, March 15, 1996.

    Section 16(a) of the Securities Exchange Act of 1934 (the "Securities Exchange Act") requires the Company's directors and executive officers and holders of more than 10% of the Common Stock to file with the Securities and Exchange Commission reports of ownership and changes in beneficial ownership of Common Stock and other equity securities of the Company on Form 3, 4 and 5. Based on written representations of the reporting persons, the Company believes that during the fiscal year ended December 30, 1995, such persons complied with all applicable Section 16(a) filing requirements, with the following exception:
Mr. Katz failed to file a Form 3 within ten days of his election to the Board of Directors.

                             EXECUTIVE COMPENSATION

    The following table sets forth all compensation paid or accrued by Salant for fiscal years 1993 through 1995 for services in all capacities to the Company by the Chief Executive Officer and each of the four most highly compensated other executive officers of Salant who were serving as executive officers at the end of the last complete fiscal year.

                           SUMMARY COMPENSATION TABLE

                                                                         ANNUAL COMPENSATION(A)
                                                                ----------------------------------------
                                                                                              OTHER
                                                                                              ANNUAL
NAME              PRINCIPAL POSITIONS                      YEAR SALARY($)   BONUS($)       COMPENSATION
- ----------------  ---------------------------------------- ---- --------  ------------    --------------
Nicholas P.       Chairman, President and Chief Executive
DiPaolo.........    Officer                                1995  602,885             0            0
                  Chairman, President and Chief Executive
                    Officer                                1994  600,000     1,106,000(c)         0
                  Chairman, President and Chief Executive
                    Officer(b)                             1993  525,000       862,500(d)         0
Herbert R.        Executive Vice President
Aronson.........                                           1995  351,731             0            0
                  Executive Vice President                 1994  350,000             0            0
                  Executive Vice President                 1993  350,000             0            0
Elliot M.         Executive Vice President, Marketing;
Lavigne.........    Chairman of the Perry Ellis Division   1995  487,115       577,500            0
                  Executive Vice President, Marketing;
                    Chairman of the Perry Ellis Division   1994  475,000       435,000            0
                  President of the Perry Ellis Division    1993  400,000     1,336,406(g)         0
Richard P.        Senior Vice President and Chief
Randall.........    Financial Officer                      1995  283,077             0            0
                  Senior Vice President and Chief
                    Financial Officer                      1994  280,000             0            0
                  Senior Vice President, Treasurer, and
                    Chief Financial Officer                1993  250,000       390,000(h)         0
Todd Kahn.......  Vice President, General Counsel and
                    Secretary                              1995  167,827             0            0
                  Vice President, General Counsel and
                    Assistant Secretary                    1994  158,750             0            0
                  Vice President, General Counsel and
                    Assistant Secretary(i)                 1993   87,502        54,000            0

                                 LONG-TERM COMPENSATION
                  -----------------------------------------------------
                               NUMBER OF
                               SECURITIES
                  RESTRICTED   UNDERLYING    LONG-TERM
                    STOCK       OPTIONS      INCENTIVE      ALL OTHER
NAME                AWARDS      GRANTED       PAYOUTS     COMPENSATION($)
- ----------------  ----------  ------------   ----------   -------------
Nicholas P.
DiPaolo.........          0           0            0          22,239(e)

                          0           0            0          22,239

                          0           0            0          91,055
Herbert R.
Aronson.........          0           0            0               0
                          0      10,000            0               0
                          0      35,000            0               0
Elliot M.
Lavigne.........          0           0            0           1,800(f)

                          0           0            0           1,800
                          0     100,000            0           1,799
Richard P.
Randall.........          0           0            0           1,800(f)

                          0      10,000            0           1,800

                          0      70,000            0           1,799
Todd Kahn.......
                          0      15,000            0             762(f)

                          0           0            0             743

                          0      20,000            0               0

- ------------------------------
(a) Includes amounts earned in fiscal year, whether or not deferred.

(b) Mr. DiPaolo was elected Chairman on September 20, 1993.

(c) Consists of the final installment of the consummation bonus, payable pursuant to the 1993 DiPaolo Agreement (see "Employment Agreements" herein), of $300,000 together with a cash payment of $806,000 to offset the tax consequences of Mr. DiPaolo's consummation bonus received in 1993 and 1994.

(d) Consists of bonuses payable pursuant to the 1993 DiPaolo Agreement, of $262,500, based on the achievement of a performance target in fiscal year 1993, and $600,000, representing the payment of two installments of the consummation bonus, which became payable upon the consummation of the Plan of Reorganization.

(e)  Consists  of  (i)  premiums  of  $20,439  under  a  life   insurance/salary
    continuation plan and (ii) matching contributions of $1,800 under the Savings Plan.

(f) Matching contributions under the Company's Long Term Savings and Investment Plan.

(g) Consists of bonuses payable pursuant to an employment agreement, dated May 1, 1991, and the Lavigne Agreement (see "Employment Agreements" herein), of
    (i) $533,000, equal to 5% of the Pretax Income (as such term is defined in the Lavigne Agreement) of the Perry Ellis Division and (ii) as a result of the overachievement by 110% of the 1991, 1992 and 1993 aggregate performance targets for the Perry Ellis Division (a) the forgiveness of a $450,000 loan, plus $103,406 of interest and (b) a $250,000 cash payment.

(h) Consists of bonuses, payable pursuant to the Randall Agreement (see "Employment Agreements" herein), of $90,000, based on the achievement of a performance target in fiscal year 1993, and $300,000, which became payable upon the consummation of the Plan of Reorganization.

(i) Mr. Kahn joined the Company and was elected Vice President and General Counsel on June 1, 1993.

    The following table sets forth information with respect to grants to the Named Executive Officers of options to purchase Common Stock in the last fiscal year.

                      OPTION GRANTS IN LAST FISCAL YEAR(A)

                                                                                                   POTENTIAL REALIZABLE
                                                                                                          VALUE
                                                            INDIVIDUAL GRANTS                       AT ASSUMED ANNUAL
                                          ------------------------------------------------------          RATES
                                           NUMBER OF                                                  OF STOCK PRICE
                                          SECURITIES     % OF TOTAL                                    APPRECIATION
                                          UNDERLYING       OPTION                                    FOR OPTION TERM
                                            OPTIONS      GRANTED TO      EXERCISE    EXPIRATION   ----------------------
NAME                                        GRANTED     EMPLOYEES(B)     PRICE(C)       DATE          5%         10%
- ----------------------------------------  -----------  ---------------  -----------  -----------  ----------  ----------
Nicholas P. DiPaolo.....................           0           0.00%     $    0.00           --   $        0  $        0
Herbert R. Aronson......................           0           0.00           0.00           --            0           0
Elliot M. Lavigne.......................           0           0.00           0.00           --            0           0
Richard P. Randall......................           0           0.00           0.00           --            0           0
Todd Kahn...............................      15,000(d)         7.41%         3.32      4/21/05       31,136      79,077

- ------------------------

(a) No stock appreciation rights were granted during fiscal year 1995.

(b) This percentage is calculated on the basis of 202,500 shares granted to all employees.

(c) Market price of the Common Stock on the date of grant.

(d) The option becomes exercisable in three equal installments on the first, second and third anniversaries of the date of grant.

OPTION EXERCISES AND VALUES FOR FISCAL YEAR 1995

    The following table sets forth as of December 30, 1995 for each of the Named Executive Officers (i) the total number of shares of Common Stock received upon exercise of options during fiscal year 1995, (ii) the value realized upon such exercise, (iii) the total number of unexercised options to purchase Common Stock (exercisable and unexercisable) held at December 30, 1995 and (iv) the value of such options which were in-the-money at December 30, 1995 (based on the difference between the closing price of Common Stock on December 29, 1995, the last trading day of the fiscal year ended December 30, 1995, and the exercise price of the option). The Company has not issued any stock appreciation rights.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                                                                        TOTAL VALUE OF
                                                                         NUMBER OF SECURITIES            UNEXERCISED,
                                                                        UNDERLYING UNEXERCISED           IN-THE-MONEY
                                                                               OPTIONS              OPTIONS HELD AT FISCAL
                                   NUMBER OF SHARES                       AT FISCAL YEAR-END             YEAR-END(A)
                                      ACQUIRED ON          VALUE      --------------------------  --------------------------
NAME                                   EXERCISE          REALIZED     EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
- --------------------------------  -------------------  -------------  -----------  -------------  -----------  -------------
Nicholas P. DiPaolo.............               0         $       0       380,000             0     $ 225,000    $         0
Herbert R. Aronson..............               0                 0        53,333        18,334        16,250              0
Elliot M. Lavigne...............               0                 0       100,166        33,334             0              0
Richard P. Randall..............               0                 0        99,999        30,001        93,750              0
Todd Kahn.......................               0                 0        13,332        21,668             0          8,325

- ------------------------

(a) The closing price of the Common Stock on December 29, 1995, the last trading day of the fiscal year ended December 30, 1995, was $3.88 per share.

                               PERFORMANCE GRAPH

    The following table compares the cumulative total shareholder return on Salant Common Stock with the cumulative total shareholder returns of (x) the S&P 500 Textile-Apparel Manufacturers index and (y) the Wilshire 5000 index from December 1990 to December 1995. The return on the indices is calculated assuming the investment of $100 on December 31, 1990 and the reinvestment of dividends. Pursuant to the Plan of Reorganization, each holder of Common Stock on the Consummation Date received 0.68 of a Salant B Warrant for each share held. The return on Common Stock assumes the reinvestment in Common Stock of the value on the Consummation Date of such portion of a Salant B Warrant for each share held.

       CUMULATIVE TOTAL SHAREHOLDER RETURN DECEMBER 1990 TO DECEMBER 1995

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     DATE         SALANT    WILSHIRE 5000  S&P TEXTILE
December 1990      $100.00        $100.00       $100.00
December 1991      $192.31        $134.21       $160.31
December 1992      $584.62        $146.25       $170.66
December 1993      $472.27        $162.76       $129.06
December 1994      $368.21        $162.66       $126.43
December 1995      $248.14        $221.96       $141.98

EMPLOYMENT AGREEMENTS

    Mr. DiPaolo is a party to an Employment Agreement (the "1993 DiPaolo Agreement"), dated as of September 20, 1993, which provides for his employment as Chairman of the Board, President and Chief Executive Officer of Salant through December 31, 1994. The 1993 DiPaolo Agreement provides for the payment of a base salary in the amount of $600,000 from January 2, 1994 to December 31, 1994. Under the terms of the 1993 DiPaolo Agreement, Mr. DiPaolo is paid a cash bonus equal to 20% of his then current annual salary in the event the Company generates operating income for the year equal to at least 90% of the operating income provided in the Company's annual business plan. If the Company's operating income for the year equals or exceeds 95% of the annual business plan, then he receives a cash bonus equal to 50% of his then current annual salary. At 100% of the annual business plan, he receives a cash bonus equal to 100% of his then current annual salary. Actual operating income in excess of the annual business plan increases Mr. DiPaolo's incentive payment by 20% of his then current annual salary for each five percentage point increment of increased operating income for the year. Determinations of operating income for the year are calculated before amortization of intangibles and after any reserve for contingencies. Pursuant to the Plan of Reorganization, the 1993 DiPaolo Agreement provides for the payment in cash of a consummation bonus of $900,000 (the "Consummation Bonus"), payable in three equal installments after the Consummation Date. The first two installments were paid in 1993, and the third was paid on December 31, 1994. In addition, pursuant to the 1993 DiPaolo Agreement, Mr. DiPaolo received, simultaneously with the payment of the final installment of the Consummation Bonus, a cash payment of $806,000 to offset the tax consequences resulting from his receipt of the Consummation Bonus.

    Mr. DiPaolo has the right to terminate his employment for "good reason" (as defined in the 1993 DiPaolo Agreement) and receive within thirty days of the date of that termination a lump sum payment equal to the sum of (i) two times his then current annual salary, plus (ii) $250,000, plus (iii) the excess of the aggregate "Fair Market Value" (as defined in the applicable stock option plan) on the termination date of the Common Stock subject to the stock options then held by Mr. DiPaolo over the aggregate exercise price of those stock options. With respect to the portion of the payment described in clause (iii), Mr. DiPaolo may defer payment and the date for measuring Fair Market Value for up to seven months.

    Mr. DiPaolo is also party to an agreement (the "Extension Agreement"), dated as of September 22, 1993. Pursuant to the Extension Agreement, Salant extended Mr. DiPaolo's employment under the terms and conditions of the 1993 DiPaolo Agreement for a period of one year, which commenced on January 1, 1995 and ends on December 31, 1995, with an increase of $25,000 in Mr. DiPaolo's base salary to $625,000. Mr. DiPaolo, together with other members of management, voluntarily reduced his base salary from $625,000 to $600,000 per annum effective February 11, 1995 for the remainder of the 1995 calendar year.

    Mr. DiPaolo also executed a letter agreement, dated August 31, 1995, which extended Mr. DiPaolo's employment with the Company until December 31, 1996 under the terms and conditions of the 1993 DiPaolo Agreement.

    In addition to the foregoing, pursuant to a life insurance/salary continuation plan adopted by Manhattan in 1977, if Mr. DiPaolo dies during his employment by Salant and prior to retirement, his beneficiaries receive $202,957 annually for a period of 10 years. If Mr. DiPaolo remains with Salant until his retirement, he will receive an annuity for a period of 15 years at the rate of approximately $115,815 annually and thereafter for life at the rate of approximately $86,584 annually. In the event that Mr. DiPaolo's employment with Salant is terminated other than "for cause" (as defined in the 1993 DiPaolo Agreement), Salant has agreed to assign to Mr. DiPaolo three insurance policies on his life owned by Salant, with an aggregate current cash surrender value of approximately $106,961.

    Mr. Aronson is a party to an employment agreement, dated as of December 31, 1990, which provides for his employment as Executive Vice President through December 31, 1992 at an annual salary of $350,000. On June 30, 1992, Salant extended the agreement for an additional two years. On October 18, 1994, Salant extended the agreement (the "1994 Aronson Agreement") for an additional two years until December 31, 1996. The 1994 Aronson Agreement provides for an annual salary of $365,000 for the 1995 fiscal year and $380,000 for the 1996 fiscal year. Mr. Aronson is also paid a cash bonus equal to 36% of his annual salary in the event the Company generates operating income for the year equal to at least 90% of the operating income provided for in the Company's annual business plan. If the Company's operating income for the year equals or exceeds 100% of the annual business plan, then he will receive 40% of his annual salary. Determinations of operating income for the year are calculated before amortization of intangibles and after any reserve for contingencies. The 1994 Aronson Agreement also provides for a consulting period of five years after the employment period at an annual fee of not less than $100,000. In the event of a "change of control" (as defined in the 1994 Aronson Agreement) Mr. Aronson may terminate his employment and collect his salary for six months or through December 31, 1996, whichever time period results in the greater payment. In addition, Mr. Aronson, together with other members of management, voluntarily reduced his base salary from $365,000 to $350,000 per annum effective February 11, 1995 for the remainder of the 1995 calendar year.

    Mr. Lavigne is a party to an employment agreement (the "Lavigne Agreement"), dated as of December 21, 1993, which provides for his employment as Executive Vice President, Marketing of Salant Corporation and Chairman of its Perry Ellis Division from January 2, 1994 until December 31, 1996. The Lavigne Agreement provides for the payment of a fixed base salary in the amount of $475,000 in the first contract year, $550,000 in the second contract year and $600,000 in the third contract year. Mr. Lavigne is also paid a cash bonus equal to 10% of his annual salary in the event the Company generates operating income for the year equal to at least 90% of the operating income provided for in the Company's annual business plan. If the Company's operating income for the year equals or exceeds 95% of the annual business plan, then he will receive 25% of his annual salary. If 100% of the annual business plan is achieved, he will receive 50% of his annual salary. Actual operating income in excess of the annual business plan increases Mr. Lavigne's incentive payment by 10% of his annual salary for each five percentage point increment of increased operating income for the year. Determinations of operating income for the year are calculated before amortizations of intangibles and after the reserve for contingencies. In addition to the incentive bonus described above, Mr. Lavigne will receive an annual bonus equal to five (5%) percent of the Pretax Income (as such term is defined in the Lavigne Agreement) of the Perry Ellis Division in each fiscal year of the Lavigne Agreement. The Lavigne Agreement provides for a minimum compensation (inclusive of all bonuses) to Mr. Lavigne of $910,000 for each of the three contract years. In addition, pursuant to the Lavigne Agreement, the Company loaned Mr. Lavigne $750,000 which is evidenced by a demand promissory note of $750,000 (the "Note"). The Note bears interest at the prime rate in effect from time to time at Chemical Bank plus one and one half (1 1/2%) percent per annum. The Lavigne Agreement provides that the Company will not demand payment of either principal or interest on the Note prior to the earlier to occur of (i) December 31, 1996 or (ii) the date that Mr. Lavigne is no longer employed by the Company. In addition, if the Company's aggregate actual operating income during the three year period of the Lavigne Agreement exceeds the aggregate planned operating income during such period, the Company will forgive the Note plus all accrued interest thereon by the amount of such over achievement. In addition, Mr. Lavigne, together with other members of management, voluntarily reduced his base salary from $550,000 to $475,000 per annum effective March 1, 1995 for the remainder of the 1995 calendar year.

    Mr. Randall is a party to an employment agreement (the "Randall Agreement"), dated July 30, 1993, which provides for his employment as Senior Vice President, Treasurer and Chief Financial Officer of Salant through December 31, 1994. The Randall Agreement provides for an annual base salary of $280,000 from January 2, 1994 through December 31, 1994. Mr. Randall is also paid a cash bonus equal to 36% of his annual salary in the event the Company generates operating income for the year equal to at least 90% of the operating income provided for in the Company's annual business plan. If the Company's operating income for the year equals or exceeds 100% of the annual business plan, then he will receive 40% of his annual salary. Determinations of operating income for the year are calculated before amortization of intangibles and after any reserve for contingencies. Mr. Randall has the right to terminate his employment following a "change of control" for "good reason" (as those terms are defined in the Randall Agreement) and receive within thirty days of the date of termination a lump sum in an amount equal to the sum of (i) two times his then current salary, plus
(ii) $40,000, plus (iii) the excess of the aggregate "Fair Market Value" (as defined in the applicable stock option plan) on the termination date of the Common Stock subject to the stock options then held by Mr. Randall over the aggregate exercise price of those stock options. With respect to the portion of the payment described in clause (iii), Mr. Randall may defer payment and the date for measuring Fair Market Value for up to seven months.

    Mr. Randall is also a party to an agreement (the "1994 Randall Agreement"), dated October 25, 1994. Pursuant to the 1994 Randall Agreement, Salant extended his employment for two years under the terms and conditions of the Randall Agreement and increased his annual base salary to $300,000 for 1995 and $320,000 for 1996. Mr. Randall, together with other members of management, voluntarily reduced his base salary from $300,000 to $280,000 per annum effective February 26, 1995 for the remainder of the 1995 calendar year.

    Mr. Kahn is a party to an employment agreement (the "Kahn Agreement"), dated June 1, 1993, which provides for his employment as Vice President and General Counsel of Salant through May 31, 1995. The Kahn Agreement provides for an annual base salary of $150,000 for the first year and $165,000 for the second year of the Kahn Agreement. Mr. Kahn has the right to terminate his employment following a "change of control" for "good reason" (as those terms are defined in the Kahn Agreement) and receive within thirty days of the date of termination a lump sum in an amount equal to the sum of (i) two times his then current salary, plus (ii) $40,000, plus (iii) the excess of the aggregate "Fair Market Value" (as defined in the applicable stock option plan) on the termination date of the Common Stock subject to the stock options then held by Mr. Kahn over the aggregate exercise price of those stock options. With respect to the portion of the payment described in clause (iii), Mr. Kahn may defer payment and the date for measuring Fair Market Value for up to seven months.

    Mr. Kahn is also a party to an agreement (the "1995 Kahn Agreement"), dated April 12, 1995. Pursuant to the 1995 Kahn Agreement, Salant extended his employment under the terms and conditions of the Kahn Agreement until December 31, 1997 and increased his annual base salary to $200,000 from December 1, 1995 to November 30, 1996 and $225,000 from December 1, 1996 to December 31, 1997. Mr. Kahn is also paid a cash bonus equal to 40% of his annual salary in the event the Company generates operating income for the year equal to at least 90% of the operating income provided for in the Company's annual business plan. If the Company's operating income for the year equals 100% of the annual business plan, then he will receive 50% of his annual salary. Actual operating income in excess of the annual business plan increases Mr. Kahn's incentive bonus by 5% for each five percentage point increment of increased operating income for the year. Determinations of operating income for the year are calculated before amortization of intangibles and after any reserve for contingencies.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The members of the Company's Compensation and Stock Plan Committees are Messrs. Leppo, Schiller and Yorke, none of whom were (i) during the 1995 fiscal year, an officer of the Company or any of its subsidiaries or (ii) formerly an officer of the Company or any of its subsidiaries.

JOINT REPORT OF THE COMPENSATION AND STOCK PLAN COMMITTEES ON EXECUTIVE COMPENSATION

    This report sets forth the compensation policies that guide decisions of the Compensation and Stock Plan Committees with respect to the compensation of the Company's executive officers. This report also reviews the rationale for pay decisions that affected Mr. DiPaolo during the 1995 fiscal year, and, in that regard, offers additional insight into the figures that appear in the compensation tables which are an integral part of the overall disclosure of executive compensation. Any consideration of pay-related actions that may become effective in future fiscal years are not reported in this statement.

    COMMITTEE RESPONSIBILITY. The central responsibility of the Compensation Committee is to oversee compensation practices for the Company's executive officers. In this capacity, it reviews salaries, benefits, and other compensation paid to the Company's executive officers and recommends actions to the full Board of Directors with respect to these matters. The Stock Plan Committees administer the Company's 1987, 1988 and 1993 Stock Plans and, in this role, are responsible for granting stock options to all of the Company's eligible employees, including its officers.

    STATEMENT OF COMPENSATION POLICY. In the context of their oversight roles, the Compensation and Stock Plan Committees are dedicated to ensuring that the Company's financial resources are used effectively to support the achievement of its short-term and long-term business objectives. In general, it is the policy of the Company that executive compensation (a) reflect relevant market standards for individuals with superior capabilities so as to ensure that the Company is effectively positioned to recruit and retain high-performing management talent;
(b) be driven substantially by the Company's performance as measured by the achievement of internally generated earnings targets; and (c) correlate with share price appreciation, thereby coordinating the interests of management and shareholders. Percentile objectives are not specified in setting executive compensation.

    The members of the Compensation and Stock Plan Committees believe that the Company's executive compensation program is well structured to achieve its objectives. These objectives are satisfied within the context of an overall executive pay system that is comprised of a market driven base salary, variable incentive compensation and options to purchase the Company's Common Stock.

    DESCRIPTION OF COMPENSATION PRACTICES. It is the Company's practice to enter into employment agreements with its executive officers. These agreements specify the various components of compensation, including, among others, base salary, incentive compensation and equity participation.

    BASE SALARY. Base salaries for the Company's executive officers are defined in their respective employment agreements, and, in the view of the Compensation Committee, reflect base pay levels that generally are being commanded by high-quality management in the marketplace. The Compensation Committee's normal practice is to review each executive officer's salary at the time of contract renewal, at which point adjustments are recommended to ensure consistency with pay expectations in the apparel industry and to reflect the extent of the executive's contribution to corporate performance over time. In the opinion of the Compensation Committee and the Board, Mr. DiPaolo's leadership of the Company, since his election as Chief Executive Officer on March 27, 1991, was a key element in the Company's return to profitability and its achievement of substantial consensus on the Plan of Reorganization. In order to assure the continuing availability of Mr. DiPaolo's services beyond the first anniversary of the Consummation Date, as provided by an employment agreement, dated March 27, 1991, at the recommendation of the Compensation Committee, the Board approved the terms of the 1993 DiPaolo Agreement. Under the 1993 DiPaolo Agreement, Mr. DiPaolo's annual base salary was $600,000 in the 1994 fiscal year. Pursuant to the Extension Agreement, the Company had the option to extend Mr. DiPaolo's employment for a period of one year commencing on January 1, 1995 on the same terms and conditions as the 1993 DiPaolo Agreement, except that the base salary increased to $625,000 from $600,000. Based on Mr. DiPaolo's proven leadership and continuing contribution, the Compensation Committee determined on June 28, 1994 to exercise its option under the Extension Agreement and, pursuant to the approval of the Compensation Committee, the Company extended Mr. DiPaolo's employment from January 1, 1996 through December 31, 1996 on the same terms and conditions as the 1993 DiPaolo Agreement, as modified by the Extension Agreement.

    INCENTIVE COMPENSATION. Incentive compensation payments to executive officers are based on the Company's performance and are intended to motivate the Company's executive officers to maximize their efforts to meet and exceed key earnings goals. The specific terms of each incentive arrangement are individually negotiated, but, in general, executive officers can earn incremental cash compensation based on the extent to which the Company achieves and exceeds annual earnings targets. Ordinarily, executive officers are paid a fixed cash award in years when operating income (before amortization of intangibles and after any reserve for contingencies) equals 100% of the annual business plan. Smaller awards are paid when earnings fall below plan levels, and greater payments are made when results exceed plan. There is no limit on the overall incentive opportunity; however, in a year in which operating income falls below 90% of the annual business plan, no incentive compensation payments are made.

    The 1993 DiPaolo Agreement provides for a cash bonus if the Company achieves 90% of its annual business plan. Inasmuch as the Company's operating income for 1995 did not equal 90% of the annual business plan, Mr. DiPaolo did not receive incentive compensation for the 1995 fiscal year.

    STOCK PLANS. The Company reinforces the importance of producing attractive returns to shareholders over the long term through the operation of its 1987, 1988 and 1993 Stock Plans. Stock options granted pursuant to the Stock Plans provide recipients with the opportunity to acquire an equity interest in the Company and to participate in the increase in shareholder value reflected in an increase in the price of Company shares. Exercise prices of options are ordinarily equal to 100% of the fair market value of the Company's shares on the date of grant of the option. This ensures that executives will derive benefits as shareholders realize corresponding gains. To encourage a long-term perspective, options are assigned a 10-year term, and most options become exercisable in equal installments on the first, second and third anniversaries of the date of grant. Stock options granted to executive officers typically are considered when employment agreements are initiated or renewed. In recent years, the Stock Plan Committees have based their decisions to grant stock options on competitive factors, their understanding of current industry compensation practices and their assessment of individual potential and performance. By granting stock options, the Committees are not only addressing market demands with respect to total compensation opportunities, but are also effectively reinforcing the Company's policy of encouraging executive stock ownership in support of building shareholder value. The Stock Plan Committees made no recommendations for additional option grants to Mr. DiPaolo in 1995.

    At the recommendation of the Compensation and Stock Plan Committees, the Board has adopted, subject to shareholder approval, the Salant Corporation 1996 Stock Plan. Such shareholder approval will be proposed at the Annual Meeting and is discussed under the caption "Proposal 2--Approval of the Salant Corporation 1996 Stock Plan" in this Proxy Statement.

    DEDUCTIBILITY OF EXECUTIVE COMPENSATION. Section 162(m) of the Internal Revenue Code ("Section 162(m)") generally disallows a federal income tax deduction to any publicly-held corporation for compensation paid in excess of $1 million in any taxable year to the chief executive officer or any of the four other most highly compensated executive officers who are employed by the Company on the last day of the taxable year. In 1996, Section 162(m) may only affect the tax deductibility of a portion of the compensation paid to three of the Company's current executive officers. The Compensation Committee intends to consider, to the extent practicable, appropriate action in the future to preserve the deductibility of executive compensation.

    SUMMARY. The Compensation and Stock Plan Committees are responsible for a variety of compensation recommendations and decisions affecting the Company's executive officers. By conducting their decision making within the context of a highly integrated, multicomponent framework, the Committees ensure that the overall compensation offered to executive officers is consistent with the Company's interest in providing competitive pay opportunities which reflect its pay-for-performance orientation and support its short-term and long-term business mission. The Compensation and Stock Plan Committees will continue to actively monitor the effectiveness of the Company's executive compensation plans and assess the appropriateness of executive pay levels to assure prudent application of the Company's resources.

                   Marvin Schiller, Chairman
                   Harold Leppo
                   Edward M. Yorke

SALANT CORPORATION RETIREMENT PLAN

    Salant sponsors the Salant Corporation Retirement Plan (the "Retirement Plan"), a noncontributory, final average pay, defined benefit plan. A participant becomes vested upon completion of 5 years of service. The Retirement Plan provides pension benefits and benefits to surviving spouses of participants who die prior to retirement. The following table shows the annual pension benefits which would be payable to members of the Retirement Plan at normal retirement after specific periods of service at selected salary levels, assuming the continuance of the Retirement Plan. The amounts in the table are calculated on the basis of a single life annuity.

      ESTIMATED ANNUAL PENSION PAYABLE TO MEMBER UPON RETIREMENT AT AGE 65

              AVERAGE ANNUAL COMPENSATION IN                             NUMBER OF YEARS OF SERVICE(B)
           HIGHEST FIVE CONSECUTIVE YEARS OF THE             -----------------------------------------------------
           LAST 15 YEARS PRECEDING RETIREMENT(A)                10         20         25         30         35
- -----------------------------------------------------------  ---------  ---------  ---------  ---------  ---------
      $ 60,000.............................................  $   5,323  $  10,646  $  13,307  $  15,969  $  18,630
        80,000.............................................      7,823     15,646     19,557     23,469     27,380
       100,000.............................................     10,323     20,646     25,807     30,969     36,130
       120,000.............................................     12,823     25,646     32,057     38,469     44,880
       150,000.............................................     16,573     33,146     41,432     49,719     58,005
       180,000.............................................     16,573     33,146     41,432     49,719     58,005
       200,000.............................................     16,573     33,146     41,432     49,719     58,005

- ------------------------

(a) Effective from 1989 through 1993, no more than $200,000 of compensation (adjusted for inflation) may be recognized for the purpose of computing average annual compensation. Subsequent to 1993, no more than $150,000 of compensation (adjusted for inflation) may be recognized for such purpose.

(b) Messrs. Aronson, DiPaolo, Lavigne, Randall and Kahn have, respectively, 33 years, 11 years, 5 years, 5 years, and 2 years of credited service under the Retirement Plan.

    Messrs. Aronson, DiPaolo and Lavigne were participants in the Manhattan Industries, Inc. Employees Benefit Plan (the "Manhattan Plan"), which was merged into the Retirement Plan as of March 1, 1992. Their years of service as participants in the Manhattan Plan will be considered in determining their benefits under the Retirement Plan. Furthermore, their benefits under the Retirement Plan will never be less than their accrued benefits under the terms of the Manhattan Plan determined as of January 31, 1989. The benefit formula of the Manhattan Plan was the product of (a) the sum of (i) 0.50% of the participants' average annual compensation for any 36-consecutive month period of his employment ("final average compensation") in excess of his covered compensation plus (ii) 1.00% of his final average compensation in excess of covered compensation multiplied by (b) the number of his years of service.

                 CERTAIN RELATIONSHIP AND RELATED TRANSACTIONS

    Except as described below, no transactions have occurred since January 3, 1994 to which Salant was or is to be a party and in which directors, executive officers or control persons of Salant, or their associates, had or are to have a direct or indirect material interest.

    According to the Schedule 13D filed with the Securities and Exchange Commission by Apollo Apparel, in connection with the Plan of Reorganization, Apollo Apparel received, as part of the consideration to discharge claims in respect of $64,850,000 in principal amount of Salant's 13 3/4% Senior Subordinated Reset Notes due 1995, 5,924,352 shares of Common Stock, or 43.8%, of the then outstanding shares of Common Stock. Pursuant to the Plan of Reorganization, Salant and Apollo Apparel entered into the Apollo Agreement, which addresses the representation of Apollo Apparel on Salant's Board of Directors and restricts the ownership level of Common Stock by Apollo Apparel and its affiliates. Pursuant to the Apollo Agreement, if Apollo Apparel's designees to Classes One and Two are elected (as was the case at the Annual Meetings of Stockholders in 1994 and 1995), then Apollo Apparel (i) will vote its shares of Common Stock in favor of Salant's slates for Classes One and Two and (ii) will not solicit proxies in favor of or in any other way, directly or indirectly, support nominees to Classes One and Two not proposed by Salant. The Apollo Agreement does not address elections of directors in Class Three or any subsequent elections of Class One or Class Two directors.

    While Apollo Apparel has a designee on the Salant Board of Directors, one of Apollo Apparel's designees will serve on the Executive Committee of Salant. If, at any time, Apollo Apparel and its affiliates own less than 5% of the outstanding shares of Common Stock, Apollo Apparel has agreed that each of the Apollo Apparel designees to the Salant Board of Directors and the Apollo Apparel designee to the Executive Committee of Salant will resign.

    In the event of the death or other removal of any Apollo Apparel designee from the Board of Directors (other than upon their resignation when Apollo Apparel owns less than 5% of Salant), Salant must use its best efforts to elect the successor designated by Apollo Apparel.

    Pursuant to the Apollo Agreement, Apollo Apparel and its affiliates are generally prohibited for a period of three years from the Consummation Date (September 20, 1996) from acquiring additional shares of Common Stock and from forming, joining or participating in a group with any other person to acquire shares of Common Stock. These prohibitions terminate if a tender offer is made for more than 40% of the outstanding Common Stock or if a person who is not affiliated or acting in concert with Apollo Apparel acquires or proposes to acquire 40% of the outstanding Common Stock. The Apollo Agreement terminates upon the later of (i) September 20, 1996 or (ii) when Apollo Apparel and its affiliates own less than 5% of the outstanding Common Stock and Apollo Apparel has no designees on the Board of Directors of Salant. Pursuant to the Plan of Reorganization, Salant and Apollo Apparel also entered into a registration rights agreement, which provides Apollo Apparel with piggyback registrations and two demand registrations, subject to certain limitations, and with certain indemnification rights against Salant for securities laws claims related to any demand or piggyback registration.

    Pursuant to an agreement dated December 1, 1995, the Company has retained Lubin Delano to render certain financial advisory and investment banking services to the Company for a monthly retainer of $8,333.33. The term of Lubin Delano's engagement is coterminous with the employment of Michael A. Lubin by the Company.

    As described in "Employment Agreements" herein, the Company loaned Mr. Lavigne $750,000, which is evidenced by a demand promissory note. The Note bears interest at the prime rate in effect from time to time at Chemical Bank plus one and one half (1 1/2%) percent per annum. The Lavigne Agreement provides that the Company will not demand payment of either principal or interest on the Note prior to the earlier to occur of (i) December 31, 1996 or (ii) the date Mr. Lavigne is no longer employed by the Company. In addition, if the Company's aggregate actual operating income during the three-year period of the Lavigne Agreement exceeds the aggregate planned operating income during such period, the Company will forgive the Note plus all accrued interest thereon by the amount of such over achievement.

    Pursuant to a consulting agreement, dated July 1995, the Company has retained John S. Rodgers (the "Rodgers Agreement") to render certain legal consulting services to the Company at a monthly retainer of $8,333.33. The term of the Rodgers Agreement extends until June 30, 1996.

         PROPOSAL 2--APPROVAL OF THE SALANT CORPORATION 1996 STOCK PLAN

    On March 22, 1996, the Company's Board of Directors and Compensation Committee approved, subject to the approval of the stockholders at the 1996 Annual Meeting, the Salant Corporation 1996 Stock Plan (the "1996 Stock Plan"), to become effective on May 15, 1996.

    The 1996 Stock Plan provides 600,000 shares of Common Stock for the granting of options, stock appreciation rights and restricted stock to employees of the Company and its subsidiaries and the granting of options to non-employee directors of the Company (collectively or individually, "Awards"). Common Stock is listed on the New York Stock Exchange.

    The 1996 Stock Plan will become effective upon approval by the Company's stockholders. Although such approval will not necessarily result immediately in the grant of any options or restricted stock by the Stock Plan Committee, it is expected that the Stock Plan Committee will make periodic grants in furtherance of the goals described in the "Joint Report of the Compensation and Stock Plan Committees on Executive Compensation."

    The principal provisions of the 1996 Stock Plan are summarized below. This summary, however, does not purport to be complete and is qualified in its entirety by the terms of the 1996 Stock Plan, the entire text of which is attached as Exhibit A and incorporated by reference. All defined terms used below have the meaning set forth in the 1996 Stock Plan, unless otherwise indicated.

DESCRIPTION OF THE 1996 STOCK PLAN

    GENERAL

    The purpose of the 1996 Stock Plan is to advance the interests of the Company and promote continuity of management by encouraging and providing for the acquisition of an equity interest in the Company by key employees and directors, thereby enabling the Company to attract and retain the services of key employees and directors upon whose efforts the successful conduct of its operations is largely dependent.

    ADMINISTRATION

    The 1996 Stock Plan will be administered by a committee (the "Stock Plan Committee") of the Board of Directors of the Company consisting of two or more members who are "disinterested" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act and "outside directors" within the meaning of section 162 (m) of the Internal Revenue Code of 1986 (the "Tax Code"). Rule 16b-3 currently provides, in general, that a "disinterested person" is a person who is not, during the one year prior to service on the Stock Plan Committee, or during such service, granted or awarded equity securities pursuant to the 1996 Stock Plan or any other plan of the Company or any of its affiliates, subject to certain limited exceptions specified in the rule; however, receipt of a Director Option (as defined below) would not prevent a director from being a "disinterested person." Treasury regulation Section1.162-27 defines an "outside director" as one who (a) is not currently an employee of the Company, (b) is not a former employee of the Company who currently receives compensation for prior services (other than benefits under a tax-qualified retirement plan), (c) has not been an officer of the Company and (d) does not receive remuneration from the Company, either directly or indirectly, in any capacity other than as director. Subject to the terms of the 1996 Stock Plan, the Stock Plan Committee will have authority to interpret the 1996 Stock Plan, prescribe, amend and rescind rules and regulations relating to the 1996 Stock Plan, and make all other determinations necessary or advisable for the administration of the Plan.

    ELIGIBILITY

    The 1996 Stock Plan provides for the granting of nonstatutory or incentive stock options ("Employee Options"), stock appreciation rights and shares of restricted stock to key employees, including key employees who are also directors, and the granting of nonstatutory stock options to nonemployee directors of the Company ("Director Options"). The Stock Plan Committee will select Eligible Employees to receive Employee Options, stock appreciation rights and restricted stock from among officers and other key employees of the Company and its subsidiaries.

    SHARES SUBJECT TO PLAN

    The 1996 Stock Plan provides for the issuance of up to 600,000 shares of Common Stock, subject to adjustment as described below. If an option granted under the 1996 Stock Plan expires, is cancelled or is terminated unexercised as to any shares, or any shares subject to a restricted stock grant are reacquired by the Company, such shares will again be available for issuance under the 1996 Stock Plan. Shares to be issued under the 1996 Stock Plan shall be either authorized but unissued shares or treasury shares. Subject to adjustment as described below, the maximum number of shares of Common Stock subject to an option granted to an Eligible Employee may not exceed 150,000.

    In the  event  of any  change  in the  outstanding  shares of  Common  Stock
(including an exchange of the Common Stock for stock or securities of another corporation) by reason of a reclassification, recapitalization, merger, consolidation, reorganization, spin-off, split-up, issuance of warrants or rights or debentures, stock dividend, stock split or reverse stock split, extraordinary dividend, property dividend, combination or exchange of shares or otherwise, the Stock Plan Committee shall make appropriate adjustments to the number of shares subject to outstanding options and their stated exercise prices, the maximum number of shares subject to an option which may be granted to an individual, and the number of shares available for issuance under the 1996 Stock Plan. In such event, the Stock Plan Committee may also adjust the number or type of shares subject to restricted stock grants.

    OPTIONS

    Each nonemployee director of the Company will be granted a Director Option for 1,000 shares of Common Stock on the date he or she becomes a Director (the "Initial Grant Date"). Each nonemployee director will also be granted a Director Option for 300 shares of Common Stock on the anniversary of the Initial Grant Date (or, in the case of a nonemployee director who participated in the Salant Corporation 1993 Stock Plan (the "1993 Stock Plan") on the anniversary of the Initial Grant Date as determined under the 1993 Stock Plan) for each year he remains a nonemployee director and the 1996 Stock Plan is in effect. Director Options will be exercisable in whole or in part at any time after the option is granted. The per share exercise price for Director Options will be equal to the fair market value (as defined below) of a share of Common Stock on the date the Director Option is granted. No Director Option will be assignable or transferable by a nonemployee director, except by will or the laws of descent and distribution and may be exercised during the life of the nonemployee director only by the nonemployee director. Director Options will expire ten years from the date granted. If the service of the director terminates due to death, any outstanding Director Options may be exercised at any time prior to the expiration date of the Director Option or twelve months from the date of death, whichever is shorter. If the service of a nonemployee director terminates for any reason other than death, any outstanding option will terminate on the earlier of the expiration date of the Director Option or three months from the termination of service.

    Employee Options will be granted to Eligible Employees at such times and from time to time as determined by the Stock Plan Committee. The Stock Plan Committee will also determine the number of shares to be granted and whether an Employee Option is to be an incentive stock option or nonstatutory stock option. The option price per share of Common Stock will be fixed by the Stock Plan Committee, but, in the case of incentive stock options, will not be less than the fair market value of the Common Stock on the date of grant (and not less than 110% of such fair market value in the case of incentive stock options granted to any person who owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company (a "Ten Percent Stockholder")). The fair market value of the Common Stock means the closing sale price of the Common Stock for the date in question, as published in THE WALL STREET JOURNAL for such date, or if no sale price is quoted in THE WALL STREET JOURNAL for such date, for the next preceding date for which such closing sale price is quoted. The Stock Plan Committee will determine the expiration date of each Employee Option but the expiration date will not be later than the tenth anniversary of the date of grant and, in the case of an incentive stock option granted to a Ten Percent Stockholder, the expiration date shall be no later than the fifth anniversary of the date of grant. Options will be exercisable at such times and be subject to such restrictions and conditions as the Stock Plan Committee deems necessary or advisable, and need not be the same for all Eligible Employees. No Employee Option will be assignable or transferable by an Eligible Employee, except by will or the laws of descent and distribution and may be exercised during the life of the Eligible Employee only by the Eligible Employee. In the event the employment of an Eligible Employee is terminated by reason of death or Disability, any outstanding options shall thereupon become immediately exercisable for a period ending on the earlier of the expiration date of such Employee Option or the first anniversary of the date of Disability or death, subject to such exceptions which shall be set forth in the Option Agreement as the Stock Plan Committee may in its sole discretion approve. In the event the employment of an Eligible Employee is terminated by reason of Retirement (as defined in the 1996 Stock Plan), all Employee Options not then exercisable shall terminate immediately and, to the extent then exercisable, terminate upon the earlier of the expiration date of the option or three months after Retirement, subject to such exceptions which shall be set forth in the Option Agreement as the Stock Plan Committee may in its sole discretion approve. In the event the employment of an Eligible Employee shall terminate for any reason other than death, Disability or Retirement, the rights under any outstanding Employee Option shall, to the extent not then exercisable, terminate immediately and, to the extent then exercisable, terminate upon the expiration date of the Employee Option or sixty days after such date of termination of employment, whichever first occurs, subject to such exceptions (which shall be set forth in the Employee Option agreement) as the Stock Plan Committee may, in its sole discretion, approve. Notwithstanding the foregoing, if the employment of the Eligible Employee is terminated by the Company for Cause (as defined in the 1996 Stock Plan), any then outstanding Employee Option granted pursuant to the 1996 Stock Plan to the Eligible Employee shall terminate immediately upon the termination of employment; PROVIDED, that the Stock Plan Committee may, in its sole discretion, waive, in whole or in part, the automatic forfeiture of such Employee Option and may set forth such waiver or condition in the option agreement or at any other time, including following the termination of employment. To the extent that the aggregate fair market value of stock (determined on the date of grant) with respect to which incentive stock options (whether granted under the 1996 Stock Plan or any other plan of the Company or a parent or subsidiary) are exercisable for the first time by an individual Eligible Employee during any calendar year exceeds $100,000, such options will be treated as nonstatutory options.

    At the time of exercise, the option price of Director or Employee Options must be paid in full either (i) in cash, (ii) by tendering shares of previously acquired Common Stock having a fair market value at the time of exercise equal to the option price, or (iii) by a combination of (i) and (ii). The 1996 Stock Plan does not permit the practice known as "pyramiding," whereby shares of stock acquired upon exercise of an option are simultaneously surrendered in exchange for all or part of the remaining shares subject to the option.

    STOCK APPRECIATION RIGHTS

    Stock appreciation rights may be granted by the Stock Plan Committee in connection with any Employee Option granted under the 1996 Stock Plan. Stock appreciation rights may be granted only at the time of grant if related to an incentive stock option, or at any time during the term of the Option if related to a nonqualified option. A stock appreciation right entitles the Eligible Employee to surrender any portion of his Option, to the extent such Option is then exercisable, and to receive payment of an amount equal to the product of
(i) the excess of the fair market value (as defined in the 1996 Stock Plan) of a share of Common Stock on the date of exercise over the exercise price of such Option and (ii) the number of shares as to which the stock appreciation right has been exercised. An Eligible Employee exercising a stock appreciation right may elect, subject to the consent of the Stock Plan Committee, to receive payment in shares of Common Stock, in cash or in any combination thereof.

    RESTRICTED STOCK

    The Stock Plan Committee may grant shares of restricted stock to such Eligible Employee in such amounts and at such times and from time to time as it determines in its sole discretion. Shares of restricted stock may not be transferred in any way, other than by will or by the laws of descent and distribution, for the period of time determined by the Stock Plan Committee or prior to the earlier satisfaction of other conditions specified by the Stock Plan Committee, as set forth in the written restricted stock grant agreement. The Stock Plan Committee may impose any other restriction on shares of restricted stock as it deems advisable. Any restricted stock granted to an officer, director or Ten Percent Stockholder may not be sold for at least six months after the date it is granted. After the period of restriction, the shares of restricted stock become freely transferable.

    During the period of restriction, Eligible Employees will have sole voting rights with respect to restricted shares and are entitled to receive all dividends and other distributions with respect to those shares. If any dividends or distributions are paid in shares of stock, however, the shares will be subject to the same restrictions on transferability as the shares on which the dividends or distributions are paid.

    NO EMPLOYMENT RIGHTS

    Pursuant to the 1996 Stock Plan, neither the establishment of the plan, nor the granting of any Award will be construed to (a) give any grantee of an Award the right to remain employed by the Company or any of its Subsidiaries or to any benefits not specifically provided by the Plan or (b) in any manner modify the right of the Company or any of its Subsidiaries to modify, amend, or terminate any of its employee benefit plans.

    WITHHOLDING

    The Company may deduct from any distribution of cash to an Eligible Employee under the Plan an amount equal to the federal, state and local income taxes and other amounts required by law to be withheld ("Withholding Taxes"). Where a Participant (as defined in the 1996 Stock Plan) is subject to Withholding Taxes in connection with the receipt of shares under the Plan pursuant to an Option exercise or the vesting or payment of another type of Award, the Participant must pay the Withholding Taxes to the Company prior to the issuance, or release from escrow, of the shares or payment of the Award. Payment of the Withholding Taxes will be made, as determined by the Stock Plan Committee in its discretion, in one of or a combination of the following forms: (i) cash, (ii) shares of restricted or unrestricted Common Stock owned by the Eligible Employee prior to that time and valued at its fair market value on the business day immediately preceding the date of exercise, or
(iii) by making an election (a "Tax Election"), which may be accepted or rejected by the Stock Plan Committee, to have withheld a portion of the shares then issuable or to be released to the Participant having a fair market value equal to the Withholding Taxes. Special rules apply in connection with Tax Elections made by Participant to whom section 16(b) of the Securities Exchange Act may apply.

    CHANGE IN CONTROL

    The Stock Plan Committee, either at the time Employee Options or shares of restricted stock are granted, or, at any time thereafter, has the authority to accelerate in whole or part the exercisability of Employee Options or the last day of the period of restriction, as the case may be, upon a "Change in Control." A "Change in Control" under the 1996 Stock Plan is generally defined to occur (i) if, during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company (the "Continuing Directors") cease for any reason to constitute at least two-thirds thereof, unless the election or nomination for election by stockholders of the Company of each new director was approved by a vote of at least two-thirds of the directors then in office who were then Continuing Directors, (ii) when the Company acquires actual knowledge that any person (as such term is used in sections 13(d) and 14(d)(2) of the Securities Exchange Act) (other than an employee benefit plan of the Company or any of its subsidiaries, or any trustee thereof, acting on behalf of such plan) is or has become the beneficial owner (as such term is defined in rule 13d-3 promulgated under the Securities Exchange Act) directly or indirectly, of securities of the Company representing 25% or more of the outstanding shares of the Company's capital stock entitled to vote generally in the election of directors, (iii) upon any purchase pursuant to a tender or exchange offer, which purchase results in a person (as such term is used in sections 13(d) and 14(d)(2) of the Securities Exchange Act) (other than an employee benefit plan of the Company or any of its subsidiaries, or any trustee thereof, acting on behalf of such plan) beneficially owning, directly or indirectly, 25% or more of the outstanding shares of the Company's capital stock entitled to vote generally in the election of directors unless such purchase was approved by the Board of Directors of the Company, (iv) upon the approval by the Company's stockholders of (A) a merger or consolidation of the Company with or into another corporation (other than a merger or consolidation in which the Company is the surviving corporation and which does not result in any reclassification or reorganization of the Company's then outstanding shares of common stock), (B) a sale or disposition of all or substantially all of the Company's assets or (C) a plan of liquidation or dissolution of the Company.

    AMENDMENT AND TERMINATION

    The Board of Directors of the Company may amend, modify or terminate the 1996 Stock Plan at any time, except that unless approved by the stockholders, no amendment will (i) increase the maximum number of shares issuable under the 1996 Stock Plan (except for adjustments in such number contemplated by the 1996 Stock
Plan); (ii) materially increase the cost of the 1996 Stock Plan or materially increase the benefits to Participants; (iii) extend the period during which options or restricted stock may be granted; (iv) extend the maximum period after the date of grant during which options may be exercised; or (v) change the class of individuals eligible to receive options or restricted stock. Termination, amendment or modification of the 1996 Stock Plan will not adversely affect the rights of Participants under options or restricted stock previously granted, without the consent of the Participant.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES RELATING TO OPTIONS, STOCK APPRECIATION RIGHTS
 AND RESTRICTED SHARES UNDER THE 1996 STOCK PLAN

    Options granted under the 1996 Stock Plan may be (i) options which are intended to qualify as incentive stock options under the Tax Code, (ii) options which are not intended to so qualify ("nonstatutory stock options") or (iii) a combination of the foregoing and may include stock appreciation rights. The federal income tax consequences to the Company and Participants in the 1996 Stock Plan of the grant and exercise of incentive and nonstatutory stock options and stock appreciation rights under currently applicable provisions of the Tax Code are summarized below.

    Neither receipt nor exercise of an incentive stock option is subject to regular tax, and if the Eligible Employee does not dispose of stock acquired under an incentive stock option prior to the expiration of the requisite holding periods (two years from the date the option was granted or one year from the date the option was exercised), any gain resulting from the sale of such stock will be long-term capital gain. In such case, the Company is not entitled to any deduction with respect to the grant or exercise of the option or subsequent disposition of the stock. If the stock is disposed of before the end of the requisite holding period, the lesser of (i) the difference between the exercise price and the fair market value of the stock on the date of exercise or (ii) the total amount of gain realized on the sale must be reported by the Eligible Employee as ordinary income, in which case the Company is entitled to a deduction in that amount, subject to any deduction limitation under section 162(m) of the Tax Code (described below) and compliance with applicable income reporting requirements. The remaining gain, if any, will be taxed to the Eligible Employee as long or short-term capital gain, depending on the period that the Eligible Employee held the stock.

    The grant of a nonstatutory stock option under the 1996 Stock Plan will not result in any taxable income to any Participant or any deduction to the Company. Generally, upon exercise of a nonstatutory stock option, the holder will realize ordinary income (in the amount equal to the excess of the fair market value of the shares at that time over the exercise price) and the Company will be entitled to a corresponding deduction, subject to any deduction limitation under section 162(m) of the Tax Code and compliance with applicable income reporting requirements. The Participant's adjusted basis for stock received upon exercise of a nonstatutory stock option will be the sum of the exercise price and any ordinary income recognized upon the exercise of the option. The Participant's holding period for the stock thereby acquired will commence when the option is exercised. Special rules may apply in the case of a Participant who is subject to the provisions of section 16 of the Securities Exchange Act.

    In addition, the difference between the exercise price and the fair market value of the stock on the date an incentive stock option is exercised is a tax preference item which may subject the Eligible Employee to alternative minimum tax in the year of exercise.

    An option granted under the 1996 Stock Plan may include a stock appreciation right. A stock appreciation right entitles the Eligible Employee to surrender all or any portion of an option to the extent such option is then exercisable and, in consideration of such surrender, to receive a payment of an amount equal to the excess of the fair market value of the shares with respect to which the stock appreciation right is being exercised over the exercise price of such shares under the option. Such amount may be paid in cash, stock or any combination of cash and stock. If an option is surrendered pursuant to a stock appreciation right, the Eligible Employee will recognize ordinary income equal to the amount of the cash plus the value of the stock received, and the Company will be allowed a deduction in the same amount, subject to any deduction limitation under section 162(m) of the Tax Code. Upon disposition of any stock received upon such surrender, the Eligible Employee will recognize capital gain or loss, which will be long- or short-term depending upon the period elapsed since the date of such surrender, equal to the difference between the amount realized on such disposition and the fair market value of such stock on the date the option was surrendered.

    The Company will withhold income taxes and applicable employment taxes from the Participant's compensation at the time ordinary income is recognized as a result of the exercise of a nonstatutory stock option.

    Section 162(m) of the Tax Code generally disallows a federal income tax deduction to any publicly-held corporation for compensation paid in excess of $1 million in any taxable year to the chief executive officer or any of the four other most highly compensated executive officers who are employed by the Company on the last day of the taxable year, but does not disallow a deduction for qualified "performance-based compensation," the material terms of which are disclosed to and approved by stockholders. The Company has structured the stock option and stock appreciation rights portions of the 1996 Stock Plan with the intention that compensation resulting therefrom would be qualified "performance-based compensation" and would be deductible. To qualify, the Company is seeking stockholder approval of the 1996 Stock Plan. If the Company grants awards of restricted stock, compensation deductions attributable to those awards would be subject to the general disallowance provisions of section 162(m) of the Tax Code.

    Under certain circumstances, the accelerated vesting or exercise of Options or stock appreciation rights, or the accelerated lapse of restrictions on other Awards, in connection with a Change of Control of the Company might be deemed an "excess parachute payment" for purposes of the golden parachute tax provisions of section 280G of the Tax Code. To the extent it is so considered, the Participant may be subject to a 20% excise tax and the Company may be denied a tax deduction.

    The foregoing is a summary of federal income tax considerations only and does not apply to dispositions other than sales (such as gifts).

NEW PLAN BENEFITS

    Under the terms of the 1996 Stock Plan, the Stock Plan Committee has full authority to determine when, to whom and in what amount Employee Options, stock appreciation rights and restricted stock will be granted. Grants of Director Options under the 1996 Stock Plan are fixed by the terms of the 1996 Stock Plan. No Employee Options, stock appreciation rights or restricted stock have been granted under the 1996 Stock Plan, nor are any such Awards now determinable. Thus, it is not possible to predict the benefits or amounts that will be received by or allocated to particular individuals or groups in 1996 or in any future period.

    Although no determination has been made as to the nature and amount of Awards to be made under the 1996 Stock Plan to employees, in 1995 stock options were granted under the 1993 Stock Plan to the Named Executive Officers as set forth on the table entitled "Option Grants." Also during 1995, the Stock Plan Committee granted stock options under the 1993 Stock Plan for 177,500 shares to all executive officers as a group at an average exercise price of $5.03 per share. However, these Awards are not necessarily indicative of Awards that may be made in the future.

MISCELLANEOUS

    The closing price of Common Stock on March 19, 1996, as reported in THE WALL STREET JOURNAL, was $4.625 per share.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE 1996 STOCK PLAN. PROXIES WILL BE VOTED FOR APPROVAL OF THE 1996 STOCK PLAN UNLESS OTHERWISE SPECIFIED IN THE PROXY.

                   PROPOSAL 3--RATIFICATION OF APPOINTMENT OF
                              INDEPENDENT AUDITORS

    Deloitte & Touche LLP currently serve as independent auditors for Salant. Deloitte & Touche and its predecessors have served as independent auditors for Salant since 1951. Upon the recommendation of the Audit Committee, the Board of Directors has appointed Deloitte & Touche to serve as Salant's independent auditors to audit its books and accounts for its fiscal year which ends on December 28, 1996. Such appointment is conditioned upon ratification by the stockholders, and the matter will be presented at the Annual Meeting. If the stockholders do not ratify the appointment, the selection will be reconsidered by the Board of Directors. A representative of Deloitte & Touche will be present at the stockholders' meeting. The representative will have an opportunity to make a statement and will be available to respond to appropriate questions.

                 STOCKHOLDER PROPOSALS FOR 1997 ANNUAL MEETING

    Any proposal of a stockholder to be presented at the Annual Meeting of Stockholders in 1997 must be received by the Secretary of Salant at its principal offices, prior to 5:00 p.m., New York City time, on December 1, 1996, in order to be considered for inclusion in Salant's 1997 proxy materials. Any such proposal must be in writing and signed by the stockholder.

                                 OTHER MATTERS

    Management knows of no other matters that will be presented at the meeting. If any other matters arise at the meeting, it is intended that the shares represented by the proxies in the accompanying form will be voted in accordance with the judgment of the persons named in the proxy. Stockholders may receive, without charge, a copy of Salant's Form 10-K Report for the fiscal year ended December 30, 1995, as filed with the Securities and Exchange Commission, by writing to Secretary, Salant Corporation, 1114 Avenue of the Americas, New York, New York 10036.

                                          By Order of the Board of Directors,

                                                         [LOGO]
                                          TODD KAHN
                                          SECRETARY

                                   EXHIBIT A
                               SALANT CORPORATION
                                1996 STOCK PLAN

SECTION 1. ESTABLISHMENT, PURPOSE, AND EFFECTIVE DATE OF PLAN

    1.1 ESTABLISHMENT. Salant Corporation, a Delaware corporation (the "Company"), hereby establishes the "1996 STOCK PLAN" (the "Plan") for key employees and directors. The Plan permits the grant of Stock Options, Stock Appreciation Rights and Restricted Stock.

    1.2 PURPOSE. The purpose of the Plan is to advance the interests of the Company and its Subsidiaries and promote continuity of management by encouraging and providing key employees and directors with the opportunity to acquire an equity interest in the Company and to participate in the increase in shareholder value as reflected in the growth in the price of the shares of the Company's Stock and by enabling the Company to attract and retain the services of key employees and directors upon whose judgment, interest, skills, and special effort the successful conduct of its operations is largely dependent.

    1.3  EFFECTIVE DATE.  The Plan shall become effective on May 15, 1996.

SECTION 2. DEFINITIONS; CONSTRUCTION

    2.1   DEFINITIONS.   Whenever  used herein,  the following  terms shall have
their respective meanings set forth below:

        (a) "Act" means the Securities Exchange Act of 1934, as amended.

        (b) "Board" means the Board of Directors of the Company.

        (c) A "Change in Control" means a change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Act, as amended; provided that, without limitation, such a change in control shall be deemed to have occurred (i) if, during any period of two consecutive years, individuals who at the beginning of such period constitute the Board (the "Continuing Directors") cease for any reason to constitute at least two-thirds thereof, unless the election or nomination for election by the Company's stockholders of each new director was approved by a vote of at least two-thirds of the directors then in office who were then Continuing Directors, (ii) when the Company acquires actual knowledge that any person (as such term is used in Sections 13(d) and 14(d)(2) of the Act) (other than an employee benefit plan of the Company or any Subsidiary, or trustee thereof, acting on behalf of such plan) is or has become the beneficial owner (as such term is defined in Rule 13d-3 promulgated under the Act) directly or indirectly, of securities of the Company representing 25% or more of the outstanding shares of the Company's capital stock entitled to vote generally in the election of directors, (iii) upon any purchase pursuant to a tender or exchange offer, which purchase results in a person (as such term is used in Sections 13(d) and 14(d)(2) of the Act) (other than an employee benefit plan of the Company or any Subsidiary, or trustee thereof, acting on behalf of such plan) beneficially owning, directly or indirectly, 25% or more of the outstanding shares of the Company's capital stock entitled to vote generally in the election of directors, (iv) upon the approval by the Company's stockholders of (A) a merger or consolidation of the Company with or into another corporation (other than a merger or consolidation in which the Company is the surviving corporation and which does not result in any reclassification or reorganization of the Company's then outstanding shares of common stock),
    (B) a sale or disposition of all or substantially all of the Company's assets or (C) a plan of liquidation or dissolution of the Company; PROVIDED, HOWEVER, that the acquisition of Stock by Apollo Apparel Partners, Inc. shall not constitute a "Change of Control" under this Plan.

        (d) "Cause" means an Eligible Employee's (i) commission of an act of fraud or intentional misrepresentation or an act of embezzlement, misappropriation or conversion of assets or opportunities of the Company or any Subsidiary, (ii) intentional failure to perform reasonably assigned duties, (iii) dishonesty or willful misconduct in the performance of duties,
    (iv) involvement in a transaction in connection with the performance of duties to the Company or any of its Subsidiaries thereof which transaction is adverse to the interests of the Company or any of its Subsidiaries and which is engaged in for personal profit or (v) willful violation of any law, rule or regulation in connection with the performance of duties (other than traffic violations or similar offenses).

        (e) "Change in Capitalization" means any increase or reduction in the number of shares of Stock, or any change (including, but not limited to, a change in value) in the shares of Stock or exchange of shares of Stock for a different number or kind of shares or other securities of the Company or any other corporation or other entity, by reason of a reclassification, recapitalization, merger, consolidation, reorganization, spin-off, split-up, issuance of warrants or rights or debentures, stock dividend, stock split or reverse stock split, extraordinary dividend, property dividend, combination or exchange of shares or otherwise.

        (f) "Code" means the Internal Revenue Code of 1986, as amended.

        (g) "Committee" means a committee of the Board designated to administer the Plan which shall consist of two or more members of the Board each of whom is "disinterested" within the meaning of Rule 16b-3 under the Act and an Outside Director.

        (h) "Company" means Salant Corporation, a Delaware corporation.

        (i) "Director Option" means an Option granted to a Nonemployee Director pursuant to Section 6.

        (j) "Disability" shall have the meaning assigned to the terms "total disability" or "totally disabled" in the Company's long-term disability program for salaried employees, provided the Eligible Employee remains totally disabled for six consecutive months; or, if the Company does not maintain a long-term disability program, an individual shall have a "Disability" if he is unable to engage in any substantial activity by reason of any medically determinable, physical or mental impairment that can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

        (k) "Eligible Employee" means any person designated by the Committee as eligible to participate in the Plan pursuant to Section 3.1.

        (l) "Employee Option" means an Option granted to an Eligible Employee pursuant to Section 7.

       (m) "Fair Market Value" means the closing sale price of the Stock for the date in question, as published in THE WALL STREET JOURNAL for such date, or, if no such sale price is quoted in THE WALL STREET JOURNAL for such date, for the next preceding date for which such sale price is quoted.

        (n) "Nonemployee Director" means a director of the Company who is not otherwise an employee or consultant of the Company or any Subsidiary.

        (o) "Option" means the right to purchase Stock at a stated price for a specified period of time. For purposes of the Plan an Option may be either
    (i) an "incentive stock option" within the meaning of Section 422 of the Code or (ii) a "nonstatutory stock option."

        (p) "Option Price" means the price at which an Option states Stock may be purchased.

        (q) "Optionee" means a person to whom an Option has been granted under the Plan.

        (r) "Outside Director" means a member of the Board who is an "outside director" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder.

        (s) "Participant" means an Eligible Employee or Nonemployee Director who has been granted and, at the time of reference, holds an Option or share of Restricted Stock.

        (t) "Period of Restriction" means the period during which the transfer of shares of Restricted Stock is restricted pursuant to Section 10 of the Plan.

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        (u)  "Restricted  Stock" means  Stock  granted to  an  Eligible Employee pursuant to Section 10 of the Plan.

        (v) "Retirement" means an Eligible Employee's termination of employment after his "Retirement Date" as such term is defined in the Salant Corporation Retirement Plan, or if such plan is not in effect, such term shall mean the termination of employment with the Company by reason of the attainment of the age which the Company, by policy or otherwise, has established as the age at which salaried employees may or shall be required to terminate their employment and receive retirement benefits.

        (w) "Stock" means the common stock, par value of $1.00 per share, of the Company.

        (x) "Stock Appreciation Right" means the right to receive the increase in the value of Stock subject to an Option in lieu of purchasing such Stock.

        (y) "Subsidiary" means any present or future subsidiary of the Company, as defined in Section 424(f) of the Code.

    2.2 NUMBER. Except when otherwise indicated by the context, the singular shall include the plural, and the plural shall include the singular.

SECTION 3. ELIGIBILITY AND PARTICIPATION

    3.1 ELIGIBILITY AND PARTICIPATION. Eligible Employees in the Plan shall be selected by the Committee from among those officers and other key employees of the Company and its Subsidiaries who, in the opinion of the Committee, are in a position to contribute materially to the Company's continued growth and development and to its long-term financial success. All Nonemployee Directors shall participate in the Plan in accordance with Section 6.

SECTION 4. STOCK SUBJECT TO PLAN

    4.1 NUMBER. The total number of shares of Stock subject to issuance under the Plan may not exceed 600,000; provided, however, that the maximum number of shares of Stock subject to an Option (whether or not connected with Stock Appreciation Rights) granted to any Eligible Employee may not exceed 150,000. The total number of shares of Stock that may be awarded under the Plan and the maximum number of shares of Stock that may be awarded to any Eligible Employee are subject to adjustment upon occurrence of any of the events indicated in Subsection 4.4. The shares to be delivered under the Plan may consist, in whole or in part, of authorized but unissued Stock or treasury Stock, not reserved for any other purpose.

    4.2 UNUSED STOCK; UNEXERCISED RIGHTS. In the event any shares of Stock are subject to an Option, which for any reason expires or is terminated unexercised as to such shares, or any shares of Stock subject to a Restricted Stock grant made under the Plan are reacquired by the Company pursuant to Section 10 of the Plan, such shares again shall become available for issuance under the Plan.

    4.3 EXERCISE OF STOCK APPRECIATION RIGHT. Whenever a Stock Appreciation Right is exercised and payment of the amount determined in Subsection 9.1(b) is made in cash, the shares of Common Stock allocable to the portion of the Option surrendered may again be the subject of Options and Restricted Stock awards hereunder. Whenever a Stock Appreciation Right is exercised and payment of the amount determined in Subsection 9.1(b) is made in shares of Common Stock, no shares of Common Stock with respect to which the Stock Appreciation Right is exercised may again be the subject of Options and Restricted Stock awards hereunder.

    4.4  ADJUSTMENT IN CAPITALIZATION.

    (a) In the event of a Change in Capitalization, the Committee shall conclusively determine the appropriate adjustments, if any, to the (i) maximum number and class of shares of Stock or other securities with respect to which Options or Restricted Stock may be granted under the Plan or to any individual,
(ii) the number and class of shares of Stock or other securities which are subject to Director Options issuable under

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Section 6; and (iii) the number and class of shares of Stock or other securities which are subject to outstanding Options or Restricted Stock granted under the Plan, and the purchase price therefor, if applicable.

    (b) Any such adjustment in the shares of Stock or other securities subject to outstanding incentive stock options (including any adjustments in the purchase price) shall be made in such manner as not to constitute a modification as defined by Section 424(h)(3) of the Code and only to the extent otherwise permitted by Sections 422 and 424 of the Code.

    (c) Any such adjustment in the shares of Stock or other securities subject to outstanding Director Options (including any adjustments in the purchase price) shall be made only to the extent necessary to preserve, without exceeding, the value of such Director Option.

    (d) If, by reason of a Change in Capitalization, a grantee of Restricted Stock shall be entitled to, or an Optionee shall be entitled to exercise an Option or Stock Appreciation Rights with respect to, new, additional or different shares of stock or securities, such new, additional or different shares shall thereupon be subject to all of the conditions, restrictions and performance criteria which were applicable to the Restricted Stock, or shares of Stock or Stock Appreciation Rights subject to the Option, as the case may be, prior to such Change in Capitalization.

SECTION 5. DURATION OF PLAN

    5.1 DURATION OF PLAN. The Plan shall remain in effect, subject to the Board's right to earlier terminate the Plan pursuant to Subsection 13.3 hereof, until all Stock subject to it shall have been purchased or acquired pursuant to the provisions hereof. Notwithstanding the foregoing, no Option or Restricted Stock may be granted under the Plan on or after May 14, 2006.

SECTION 6. OPTION GRANTS FOR NONEMPLOYEE DIRECTORS.

    6.1  GRANT.

    (a) INITIAL GRANT. An initial grant of Director Options shall be made to each Nonemployee Director upon the date the individual becomes a Nonemployee Director (an "Initial Grant").

    (b) ANNUAL GRANT. Director Options shall be granted in each year that the Plan is in effect to (i) each Nonemployee Director who participated in the Salant Corporation 1993 Stock Plan (the "1993 Stock Plan") on each anniversary (or the next business day if such anniversary is not a business day) of the "First Initial Grant Date," as that term is defined in the 1993 Stock Plan, and
(ii) each other Nonemployee Director on each anniversary (or the next business day if such anniversary is not a business day) of his Initial Grant (each an "Annual Grant"); provided, however, that no Annual Grant shall be made to a Nonemployee Director unless such person has been a director of the Company for at least six months prior to the date of grant.

    6.2 OPTION AGREEMENT. Each Director Option shall be evidenced by an Option Agreement that shall reflect the Option Price, the duration of the Option, the number of shares of Stock to which the Option pertains, all as specified in this
Section 6, and such other terms and conditions not inconsistent with the provisions of this Plan as determined by the Board; provided that such terms shall not vary the timing of awards of Director Options, including provisions dealing with forfeitures or termination of such Director Options. Director Options shall be nonstatutory stock options.

    6.3 NUMBER OF SHARES. Each Initial Grant shall be in respect of a number of shares of Stock equal to 1,000 (in each case adjusted proportionately pursuant to Section 4.4), less any shares of Stock being made as an "Initial Grant" at the same time pursuant to Section 6.1(a) of the 1993 Stock Plan, and each Annual Grant shall be in respect of a number of shares of Stock equal to 300 (in each case adjusted proportionately pursuant to Section 4.4), less any shares of Stock being made as an "Annual Grant" at the same time pursuant to section 6.1(b) of the 1993 Stock Plan.

    6.4 OPTION PRICE. The Option Price for shares of Stock under each Director Option shall be equal to 100% of the Fair Market Value of a share of Stock on the date the Director Option is granted.

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    6.5  DURATION OF DIRECTOR OPTIONS.  Director Options shall be for a term  of ten years.

    6.6 VESTING. Director Options shall be exercisable in whole or in part at any time from the date of grant thereof.

    6.7 AMENDMENTS. Notwithstanding anything in this Plan to the contrary, neither the provisions in this Section 6 nor any other provision of the Plan to the extent it relates to Director Options may be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules and regulations thereunder, if such an amendment would cause any Nonemployee Director to be other than a "disinterested" person within the meaning of Rule 16b-3 under the Act or would cause the provisions of the Plan relating to the granting of Director Options to fail to qualify under Rule 16b-3(c)(2)(ii) of the Act.

SECTION 7. OPTION GRANTS FOR ELIGIBLE EMPLOYEES

    7.1 GRANT OF EMPLOYEE OPTIONS. Subject to the provisions of Sections 4 and 5, Employee Options may be granted to Eligible Employees at any time and from time to time as shall be determined by the Committee. The Committee shall have complete discretion in determining whether to grant Employee Options and, subject to Section 4.1, the number of shares of stock subject to such Options granted to each Eligible Employee. The Committee also shall determine whether an Employee Option is to be an incentive stock option within the meaning of Section 422 of the Code or a nonstatutory stock option. Nothing in this Section 7 of the Plan shall be deemed to prevent the grant of nonstatutory stock options in excess of the maximum established by Section 422 of the Code.

    7.2 OPTION AGREEMENT. Each Employee Option shall be evidenced by an Option Agreement that shall specify the type of Option granted, the Option Price, the duration of the Option, the number of shares of Stock to which the Option pertains and such other provisions as the Committee shall determine.

    7.3 OPTION PRICE. The Option Price for each Employee Option shall be determined by, or in the manner specified by, the Committee; provided, that no incentive stock option granted pursuant to the Plan shall have an Option Price that is less than the Fair Market Value of the Stock on the date the Option is granted (110% of Fair Market Value in the case of an incentive stock option granted to any person who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary (a "Ten Percent Stockholder")).

    7.4 DURATION OF EMPLOYEE OPTIONS. Each Employee Option shall expire at such time as the Committee shall determine at the time it is granted; provided, however, that no Employee Option shall be exercisable later than the tenth anniversary date of its grant (the fifth anniversary in the case of an incentive stock option granted to a Ten Percent Stockholder).

    7.5 EXERCISE OF EMPLOYEE OPTIONS. Employee Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for all Eligible Employees.

SECTION 8. TERMS AND CONDITIONS APPLICABLE TO ALL OPTIONS.

    8.1 EXERCISE. Options shall be exercised by an Optionee only by a written notice delivered in person or by mail to the Secretary of the Company at the Company's principal executive office, specifying the number of shares of Stock with respect to which the Option is being exercised. If requested by the Committee, the Optionee shall deliver the agreement evidencing the Option being exercised to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such agreement to the Optionee. In addition, Options may be exercised through a registered broker-dealer pursuant to such cashless exercise procedures as are, from time to time, deemed acceptable by the Committee.

    8.2 PAYMENT. The Option price upon exercise of any Option shall be payable to the Company in full either (i) in cash or its equivalent, or (ii) in the case of Employee Options, at the discretion of the Committee, and in the case of Director Options, in all instances, by tendering shares of previously acquired

Stock having a Fair Market Value at the time of exercise equal to the total Option Price or (iii) by a combination of (i) and (ii). The proceeds from such a payment shall be added to the general funds of the Company and shall be used for general corporate purposes.

    8.3 RESTRICTIONS ON STOCK TRANSFERABILITY. The Committee may impose such restrictions on any shares of Stock acquired pursuant to the exercise of an Option under the Plan as it may deem advisable, including, without limitation, restrictions under applicable Federal securities law, under the requirements of any stock exchange upon which such shares of Stock are then listed and under any blue sky or state securities laws applicable to such shares.

    8.4 TERMINATION OF EMPLOYMENT DUE TO DEATH OR DISABILITY. In the event the employment of the Optionee is terminated by reason of death or Disability, and in the event the service of a Nonemployee Director is terminated by reason of death, any outstanding Options granted to the Optionee shall become immediately exercisable and shall thereafter be fully exercisable at any time prior to the expiration date of the Options or within twelve months after the date of death or Disability, whichever period is the shorter, subject to such exceptions applicable only to Employee Options (which shall be set forth in the Option Agreement) as the Committee may in its sole discretion approve.

    8.5 TERMINATION OF EMPLOYMENT DUE TO RETIREMENT. In the event the employment of the Optionee is terminated by reason of Retirement, the rights under any then outstanding Employee Option granted to the Optionee pursuant to the Plan shall, to the extent not then exercisable, terminate immediately and, to the extent then exercisable, terminate upon the expiration date of the Option or three months after such date of termination of employment, whichever first occurs, subject to such exceptions applicable only to Employee Options (which shall be set forth in the Option Agreement) as the Committee may, in its sole discretion, approve.

    8.6 TERMINATION OF EMPLOYMENT OTHER THAN FOR DEATH, DISABILITY OR RETIREMENT. If the employment of the Optionee shall terminate for any reason other than death, Disability or Retirement or, in the event the service of a Nonemployee Director is terminated for any reason other than death, the rights under any then outstanding Option granted to the Optionee pursuant to the Plan shall, to the extent not then exercisable, terminate immediately and, to the extent then exercisable, terminate upon the expiration date of the Option or sixty days after such date of termination of employment or service, whichever first occurs, subject to such exceptions applicable only to Employee Options (which shall be set forth in the Option Agreement) as the Committee may, in its sole discretion, approve. Notwithstanding the foregoing, if the employment of the Optionee is terminated by the Company for Cause, any then outstanding Option granted pursuant to the Plan to the Optionee shall terminate immediately upon the termination of employment; provided, that the Committee may with respect to Employee Options, in its sole discretion, waive, in whole or in part, the automatic forfeiture of such Employee Options and may set forth such waiver or condition in the Option Agreement or at any other time, including following the termination of employment.

    8.7 NONTRANSFERABILITY AND EXERCISABILITY OF OPTIONS. No Option granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution. Further, all Options granted to an Optionee under the Plan shall be exercisable during his lifetime only by such Optionee. Notwithstanding any provision of the Plan to the contrary, no Option shall be exercisable prior to the time a registration statement under the Securities Act of 1933 is effective with respect to the shares of Stock issuable upon the exercise of such Option.

    8.8 MODIFICATION. Subject to the terms of the Plan, the Committee may modify outstanding Options or accept the surrender of outstanding Options (to the extent not exercised) and grant new Options in substitution for them. Notwithstanding the foregoing, no modification of an Option shall adversely alter or impair any rights or obligations under the agreement granting such Option without the Optionee's consent.

SECTION 9. STOCK APPRECIATION RIGHTS.

    9.1 STOCK APPRECIATION RIGHTS. The Committee may, in its discretion, in connection with the grant of an Employee Option, grant to the Optionee Stock Appreciation Rights, the terms and conditions of which shall be set forth in an agreement. A Stock Appreciation Right shall cover the same shares of Stock covered by the Option (or such lesser number of shares of Stock as the Committee may determine) and shall, except as provided in this Section 9, be subject to the same terms and conditions as the related Option. Stock Appreciation Rights shall be subject to the following terms and provisions:

        (a) A Stock Appreciation Right may be granted:

           (i) either at the time of grant, or at any time thereafter during the term of the Option if related to a nonstatutory stock option; or

           (ii) only at the time of grant if related to an incentive stock option.

        (b) A Stock Appreciation Right will entitle the holder of the related Option, upon exercise of the Stock Appreciation Right, to surrender such Option, or any portion thereof to the extent unexercised, and to receive payment of an amount determined by multiplying (i) the excess of the Fair Market Value of a share of Stock on the date of exercise of such Stock Appreciation Right over the purchase price of a share of Stock under the related Option, by (ii) the number of shares as to which such Stock Appreciation Right has been exercised. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any Stock Appreciation Right by including such a limit in the agreement evidencing the Stock Appreciation Right at the time it is granted.

        (c) A Stock Appreciation Right will be exercisable at such time or times and only to the extent that a related Option is exercisable, and will not be transferable except to the extent that such related Option may be transferable. A Stock Appreciation Right granted in connection with an incentive stock option shall be exercisable only if the Fair Market Value of a share of Stock on the date of exercise exceeds the purchase price of a share of Stock specified in the related Option.

        (d) Upon the exercise of a Stock Appreciation Right, the related Option shall be canceled to the extent of the number of shares of Stock as to which the Stock Appreciation Right is exercised, and upon the exercise of an Option granted in connection with a Stock Appreciation Right, the Stock Appreciation Right shall be canceled to the extent of the number of shares of Stock as to which the Option is exercised or surrendered.

        (e) Stock Appreciation Rights shall be exercised by an Optionee only by a written notice delivered in person or by mail to the Secretary of the Company at the Company's principal executive office, specifying the number of shares of Stock with respect to which the Stock Appreciation Right is being exercised. If requested by the Committee, the Optionee shall deliver the agreement evidencing the Stock Appreciation Right being exercised and the agreement evidencing any related Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such agreement to the Optionee.

        (f) Payment of the amount determined under Subsection (b) may be made in the discretion of the Committee, solely in whole shares of Stock in a number determined at their Fair Market Value on the date preceding the date of exercise of the Stock Appreciation Right, or solely in cash, or in a combination of cash and Stock. If the Committee decides to make full payment in Stock and the amount payable results in a fractional share, payment for the fractional share will be made in cash. Notwithstanding the foregoing, no payment in the form of cash may be made upon the exercise of a Stock Appreciation Right pursuant to Subsection (b) to an individual who may be subject to liability under Section 16(b) of the Exchange Act, unless the exercise of such Stock Appreciation Right is made during the period beginning on the third business day and ending on the twelfth business day following the date of release for publication of the Company's quarterly or annual statements of sales and earnings.

        (g) No Stock Appreciation Right may be exercised before the date six months after the date it is granted.

        (h) Subject to the terms of the Plan, the Committee may modify outstanding awards of Stock Appreciation Rights or accept the surrender of outstanding awards of Stock Appreciation Rights (to the extent not exercised) and grant new awards in substitution for them. Notwithstanding the foregoing, no modification of an award of Stock Appreciation Rights shall adversely alter or impair any rights or obligations under the agreement granting such Stock Appreciation Rights without the Optionee's consent.

SECTION 10. RESTRICTED STOCK

    10.1 GRANT OF RESTRICTED STOCK. Subject to the provisions of Sections 4 and 5, the Committee, at any time and from time to time, may grant shares of Restricted Stock under the Plan to such Eligible Employees and in such amounts as it shall determine in its sole discretion. Each grant of Restricted Stock shall be in writing.

    10.2 TRANSFERABILITY. Except as provided in this Section 10, the shares of Restricted Stock granted hereunder may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated for such period of time as shall be determined by the Committee and shall be specified in the Restricted Stock grant, or upon earlier satisfaction of other conditions as specified by the Committee in its sole discretion and set forth in the Restricted Stock grant; provided that Restricted Stock granted to an individual who may be subject to liability under Section 16(b) of the Exchange Act may not be sold for at least six months after the date of grant.

    10.3 OTHER RESTRICTIONS. The Committee may impose such other restrictions on any shares of Restricted Stock granted to any Eligible Employee pursuant to the Plan as it may deem advisable including, without limitation, restrictions under applicable federal or state securities laws, and may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions.

    10.4 CERTIFICATE LEGEND. In addition to any legends placed on certificates pursuant to Subsection 10.3 hereof, each certificate representing shares of Restricted Stock granted pursuant to the Plan shall bear the following legend:

        "The sale or other transfer of the shares of stock represented by this certificate, whether voluntary, involuntary or by operation of law, is subject to certain restrictions on transfer set forth in Salant Corporation's 1996 Stock Plan, rules of administration adopted pursuant to
    such Plan and a Restricted  Stock grant dated               . A copy of  the
    Plan, such rules and such Restricted Stock grant may be obtained from the Secretary of Salant Corporation."

    10.5 REMOVAL OF RESTRICTIONS. Except as otherwise provided in this Section 10, shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Eligible Employee after the last day of the Period of Restriction. Once the shares are released from the restrictions, the Eligible Employee shall be entitled to have the legend required by Subsection 10.4 removed from his Stock certificate.

    10.6 VOTING RIGHTS. During the Period of Restriction, Eligible Employees holding shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those shares.

    10.7 DIVIDENDS AND OTHER DISTRIBUTIONS. During the Period of Restriction, Eligible Employees holding shares of Restricted Stock granted hereunder shall be entitled to receive all dividends and other distributions paid with respect to those shares while they are so held. If any such dividends or distributions are paid in shares of Stock, the shares shall be subject to the same restrictions on transferability as the shares of Restricted Stock with respect to which they were paid.

SECTION 11. BENEFICIARY DESIGNATION.

    11.1 BENEFICIARY DESIGNATION. Subject to Sections 8.7, 9.1(c) and 10.2, each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of the Participant's death before he or she receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee and will be effective only when filed by the Participant in writing with the Committee during the lifetime of the Participant. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the estate of the Participant.

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
SECTION 12. RIGHTS OF EMPLOYEES AND DIRECTORS

    12.1 EMPLOYMENT. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment or service at any time nor confer upon any Participant any right to continue in the employ or service of the Company.
    12.2 PARTICIPATION. No employee shall have a right to be selected as an Eligible Employee or, having been so selected, to be selected again as an Optionee or recipient of Restricted Stock. The preceding sentence shall not be construed or applied so as to deny an employee any participation in the Plan solely on the basis that the employee was a Participant in connection with a prior grant of benefits under the Plan.

SECTION 13. ADMINISTRATION; POWERS AND DUTIES OF THE COMMITTEE

    13.1 ADMINISTRATION. The Committee shall be responsible for the administration of the Plan. The Committee, by majority action thereof, is authorized to interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to the Plan, to provide for conditions and assurances deemed necessary or advisable to protect the interests of the Company, and to make all other determinations necessary or advisable for the administration of the Plan, but only to the extent not contrary to the express provisions of the Plan. Determinations, interpretations, or other actions made or taken by the Committee pursuant to the provisions of the Plan shall be final and binding and conclusive for all purposes and upon all persons whomsoever. No member of the Committee shall be personally liable for any action, determination or interpretation made or taken with respect to the Plan and all members of the Committee shall be fully indemnified by the Company with respect to any such action, determination or interpretation.

    13.2 CHANGE IN CONTROL. Without limiting the authority of the Committee as provided herein, the Committee, either at the time Employee Options or shares of Restricted Stock are granted, or, if so provided in the applicable Employee Option agreement or Restricted Stock grant, at any time thereafter, shall have the authority to accelerate in whole or in part the exercisability of Employee Options and/or the last day of the Period of Restriction upon a Change in Control. The Employee Option agreements and Restricted Stock grants approved by the Committee may contain provisions whereby, in the event of a Change in Control, the acceleration of the exercisability of Employee Options and/or the last day of the Period of Restriction may be automatic or may be subject to the discretion of the Committee or may depend upon whether the Change in Control shall be approved by a majority of the members of the Board or such other criteria as the Committee may specify. Nothing herein shall obligate the Committee to take any action upon a Change of Control.

    13.3 AMENDMENT, MODIFICATION AND TERMINATION OF PLAN. The Board may at any time terminate, and from time to time may amend or modify the Plan, provided, however, that no such action of the Board, without approval of the stockholders, may:

        (a) Increase the total amount of Stock which may be issued under the Plan, except as provided in Subsections 4.1 and 4.3 of the Plan.

        (b) Materially increase the cost of the Plan or materially increase the benefits to Participant.

        (c) Extend the period during which Options or Restricted Stock may be granted.

        (d) Extend the maximum period after the date of grant during which Options may be exercised.

        (e) Change the class of individuals eligible to receive Options or Restricted Stock.

    No amendment, modification or termination of the Plan shall in any manner adversely affect any Options or Restricted Stock theretofore granted to any Participant under the Plan, without the consent of that Participant.

SECTION 14. TAX WITHHOLDING

    14.1 TAX WITHHOLDING. Whenever shares of Stock are to be issued under the Plan, the Company shall have the power to require the recipient of the Stock to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to issuance of the certificate for shares of Stock.

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
SECTION 15. REQUIREMENTS OF LAW.

    15.1 REQUIREMENTS OF LAW. The granting of Options or Restricted Stock, and the issuance of shares of Stock upon the exercise of an Option shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

    15.2 GOVERNING LAW. The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of New York without giving effect to the choice of law principles thereof, except to the extent that such law is preempted by federal law.

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